As filed with the Securities and Exchange Commission on April 27, 2011.

File No. 033-82060

File No. 811-03542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 19

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 19

MML Bay State Variable Life Separate Account I

(Exact Name of Registrant)

MML Bay State Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard Enfield, CT 06082-1981

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, MA 01111-0001

(Name and Address of Agent for Service)

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2011, pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post effective amendment designates a new effective date for a previously filed post effective amendment.

Variable Life Select (VLS)

Issued by MML Bay State Life Insurance Company

MML Bay State Variable Life Separate Account I

This prospectus describes an individual, flexible premium, variable, whole life insurance policy (the policy) issued by MML Bay State Life Insurance Company. While this policy is in force, it provides lifetime insurance protection on the insured.

The owner (you or your) has a number of investment choices in this policy. They include a guaranteed principal account (the GPA) and the funds offered through our separate account, MML Bay State Variable Life Separate Account I (the Separate Account). These funds are listed on the following page.

You bear the investment risk of any premium allocated to these investment funds. The death benefit may vary and the cash surrender value will vary, depending on the investment performance of the funds.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy. MML Bay State no longer offers this policy for sale. Owners may, however, continue to make premium payments under existing policies.

This policy is subject to the law of the state in which the policy is issued. Some of the terms of the policy may differ from the terms of the policy delivered in another state because of state specific legal requirements. Areas where state-specific policy provisions may apply include, but are not limited to:

•	certain investment options and certain policy features;
•	free look rights, including the length of the free look period and refund amounts;
•	premium taxes; and
•	fund transfer rights.

The policy provides life insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

The policy:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

To learn more about the policy, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2011. The SAI is legally incorporated into this prospectus by reference and is legally part of this document. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. For a free copy of the SAI, or for general inquiries, contact our “Administrative Office” at the address and phone number below:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

(FAX) 1-866-329-4527

www.massmutual.com

You may request a free personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

EFFECTIVE:  May 1, 2011

MML Bay State Variable Life Separate Account I

The Separate Account invests in the following funds. You may allocate premium to any of the divisions in the Separate Account and the Separate Account will purchase equivalent shares in the corresponding funds listed below. You may also allocate premium to the guaranteed principal account.

We will deliver to you copies of the current fund prospectuses, which contain detailed information about the funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (massmutual.com) to access this prospectus, as well as the current fund prospectuses, or contact the MassMutual Customer Service Center to request copies.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund (Class I)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)

MML Series Investment Fund

MML Equity Index Fund (Class II)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Equity Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Money Market Fund (Initial Class)

MML Small/Mid Cap Equity Fund1 (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA (Non-Service)

Oppenheimer Global Securities Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Mid-Cap Growth Portfolio

1	Formerly known as MML Small Cap Equity Fund.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
account value	21
Administrative Office	1
attained age	10
cash surrender value	26
division	5, 17
free look	5, 13
general investment account	17
good order	11
grace period	21
in force	5, 10
initial selected face amount	11
insurance risk	9
issue date	15
modified endowment contract (MEC)	6, 39
monthly calculation date	35
net investment experience	20
net premium	14
planned premium	13
policy date	15
policy debt	21
policy debt limit	28
register date	15
selected face amount	11
valuation date	10
7-pay test	40

Summary of Benefits and Risks

The following is a summary of the benefits and risks of the policy. It is only a summary. Additional information on the policy’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Policy

DEATH BENEFIT	The primary benefit of your policy is life insurance coverage. While the policy is in force, which means the policy has not terminated, a death benefit will be paid to the beneficiary when the insured dies.
CHOICE OF DEATH BENEFIT OPTIONS

The policy offers two death benefit options. Each is the greater of the minimum face amount, or:

1. Level Option: The current selected face amount.

2. Return of Account Value Option: The current selected face amount plus the account value of the policy.

The death benefit we pay will be reduced by any outstanding policy debt and any unpaid monthly charges needed to avoid termination.

RIGHT TO RETURN THE POLICY	You had a limited period of time after the policy was delivered during which you could cancel the policy and receive a refund (“free look”). You also have a limited period of time after any selected face amount increase during which you can cancel the increase and receive a refund of premium paid on or after the date of application for that increase.
VARIABLE INVESTMENT CHOICES	The policy offers a choice of 13 investment divisions within its Separate Account. Each “division” invests in shares of a designated investment fund.
GUARANTEED PRINCIPAL ACCOUNT	In addition to the above mentioned variable investment choices, you may also invest in the guaranteed principal account (GPA). Amounts allocated to the GPA are guaranteed and earn interest daily.
FLEXIBILITY

The policy is designed to be flexible to help meet your specific life insurance needs. Within limitations, you can:

•   choose the timing, amount and frequency of premium payments;

•   change the death benefit option;

•   increase or decrease the policy’s selected face amount (higher selected face amount can result in higher charges);

•   change the beneficiary;

•   change your investment selections.

TRANSFERS	Generally, you may transfer funds among the investment divisions and the guaranteed principal account. Limitations on transfers are described in the “Risks of the Policy” table and Policy Transactions sections of the prospectus. We also offer Dollar Cost Averaging, an automated transfer program.
SURRENDERS AND WITHDRAWALS	You may surrender your policy and we will pay you its cash surrender value. You may also withdraw a part of the cash surrender value. A withdrawal reduces the policy values, may reduce the face amount of the policy, may increase the risk that the policy will terminate and may have adverse tax consequences.
LOANS	You may take a loan on the policy. The policy secures the loan. Taking a loan may have adverse tax consequences and may increase the risk that your policy may terminate.
ASSIGNABILITY	You may generally assign the policy as collateral for a loan or other obligation.
TAX BENEFITS	You are not generally taxed on the policy’s earnings until you withdraw account value from your policy. This is known as tax deferral.
ADDITIONAL BENEFITS	There are additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. If you elect a rider, an additional charge will apply.

Risks of the Policy

INVESTMENT RISKS	The value of your policy will fluctuate with the performance of the variable investment divisions you select. Your variable investment divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any account value invested in the variable investment divisions.
SUITABILITY	Variable life insurance is designed to meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. Short-term investment strategies may be restricted by the Company.
EARLY SURRENDER	If you surrender your policy, you will be subject to surrender charges during the first 15 policy years and during the first 15 years after an increase in the policy’s selected face amount. Surrender charges are also known as “deferred sales loads”. The surrender charge will reduce the proceeds payable to you. In some situations, it is possible that there will be little or no value in the policy after the surrender charges are deducted. An early surrender can also result in adverse tax consequences.
WITHDRAWALS	A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences.
TERMINATION	Your policy could terminate if the account value of the policy becomes too low to support the policy’s monthly charges or if total policy debt exceeds the account value. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Before the policy terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay additional premium.
LIMITATIONS ON ACCESS TO CASH VALUE

Withdrawals were not available during the first policy year.

A withdrawal reduces the policy values and may reduce the face amount of the policy.

A withdrawal may have adverse tax consequences.

We may not allow a withdrawal if it would reduce the selected face amount to less than the policy’s minimum face amount.

The minimum withdrawal is $100, including the withdrawal fee, which is the lessor of $25 or 2% of the amount withdrawn.

The maximum withdrawal is 75% of the cash surrender value.

The maximum loan and withdrawal amounts are generally lower in the policy’s early years. Therefore, there may be little to no cash value available for loans and withdrawals in the policy’s early years.

LIMITATIONS ON TRANSFERS

Transfers from the guaranteed principal account are generally limited to one per policy year and may not exceed 25% of your account value in the guaranteed principal account (less any policy debt).

We reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market-timing strategy.

IMPACT OF LOANS	Taking a loan from your policy may increase the risk that your policy will terminate. It will have a permanent effect on the policy’s cash surrender value and will reduce the death benefit paid. Also, policy termination with an outstanding loan can result in adverse tax consequences.
ADVERSE TAX CONSEQUENCES

Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years exceed specified limits), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 are subject to a 10% penalty tax.

Existing tax laws that benefit this policy may change at any time.

ADDITIONAL RISKS	The type of investments that a fund company makes will also create risk. A comprehensive discussion of the risks of each of the funds underlying the divisions of the Separate Account may be found in that fund’s prospectus. You should read the fund’s prospectus carefully before investing.
POLICY CHARGE INCREASE	We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables.

Fee Tables

The following tables describe the fees and expenses that you will pay during the time you own the policy, and if you surrender the policy. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take account value out of the policy, or exercise certain riders or endorsements.

Charge	When Charge is Deducted	Current Amount Deducted		Maximum Amount Deducted
Premium Expense Charge	When you pay premium.	Coverage Years 1-20 21+	Rates 4% 0%	All Coverage Years 4% of each premium payment.
Surrender Charges[1,2,3]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	Coverage Years 1-15 Administrative Surrender Charge • $0 – $5 per $1000 of face amount plus Sales Load Surrender Charge • 0% – 26% of premium paid Coverage Years 16+ • $0.00		same as current
Surrender charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[1,2,3,4]	When you surrender the policy for its net surrender value. Charge may also apply at the time of an elected decrease in face amount.	First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of face amount Sales Load Surrender Charge • 26% of premium paid		First Coverage Year Administrative Surrender Charge • $5.00 per $1000 of face amount Sales Load Surrender Charge • 26% of premium paid

Processing Fees	When Fee is Deducted	Current Amount Deducted	Maximum Amount Deducted
Withdrawal Fee	When you withdraw a portion of your account value from the policy.	The lesser of: $25 per withdrawal or 2% of the amount withdrawn	The lesser of: $25 per withdrawal or 2% of the amount withdrawn
Increase in Face Amount Charge	When you increase your selected face amount.	$0	$75
Change from Death Benefit Option 1 to Death Benefit Option 2	When you change from Death Benefit Option 1.	$0	$75
Accelerated Death Benefit Rider	When you elect an accelerated death benefit.	$150	$250
Right to Exchange Insured Endorsement	When you elect to exchange the policy for a new policy on a substitute insured.	$75	$75
1	For the initial face amount, the rates vary by the insured’s gender, issue age, and year of coverage. For each increase in the face amount, the rates are based on the age and gender of the insured on the effective date of the increase and the year of coverage. The surrender charge is shown in the policy’s Specifications Pages. The rates in this table may not be representative of the charge that a particular policy owner will pay. If you would like information on the surrender charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.
2	Under certain circumstances, the surrender charge may not apply when exchanging this policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.
3	Surrender charges generally apply for the first 15 years of a segment’s coverage. The administrative surrender charge remains level for years one through five and then decreases by 1.6666% each month during years six through ten. The Administrative Surrender Charge is zero in years eleven and beyond.
The sales load surrender charge is a percentage of premiums paid. The percentages remain level for the first ten years, then decrease starting in year eleven, reaching zero by the end of the fifteenth year.
4	The rates shown for the “representative insured” are first year rates only. The “representative insured” is based on the expected policy owner characteristics as the policy was initially marketed.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than fund operating expenses, during the time that you own the policy.

Charge	When Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Mortality charge[1]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of Insurance Risk • $0.01688 – $63.89	• $83.33 per $1000 of Insurance Risk
Mortality charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1.[1,2]	Monthly, on the policy’s monthly charge date.	• $0.097 per $1000 of Insurance Risk	• $0.1409 per $1000 of Insurance Risk
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • $0.0042 – $83.33 per $1000 of Insurance Risk • $0.08 – $83.33 per $1000 of Face Amount	• $83.33 per $1000 of Insurance Risk • $83.33 per $1000 of Face Amount
Administrative Charge	Monthly, on the policy’s monthly charge date.	All Policy Years • $6 per policy	All Policy Years • $9 per policy
Mortality & Expense Risk Charge	Daily	Annual Rate • 0.55% of the policy’s average daily net assets in the Separate Account	Annual Rate • 0.90% of the policy’s average daily net assets in the Separate Account
Loan Interest Rate Expense Charge[3]	Reduces the interest we credit on the loaned value. We credit loan interest daily.	All Policy Years • 0.90% of loaned amount	All Policy Years • 2.00% of loaned amount

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Accidental Death Benefit[4] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.06591 – $0.12929	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2] ,4	Monthly, on the policy’s monthly charge date.	• $0.06591 per $1000 of rider face amount	• $0.06591 per $1000 of rider face amount
Death Benefit Guarantee	Monthly, on the policy’s monthly charge date.	• $0.01 per $1000 of Selected Face Amount	same as current
Disability Benefit[5]	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1 of Monthly Deduction • $0.041 – $0.266 Current Range of Rates per $1 of Specified Premium • $0.009 – $0.149	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.2,[5]	Monthly, on the policy’s monthly charge date.	• $0.056 per $1 of Monthly Deduction • $0.015 per $1 of Specified Premium	• $0.056 per $1 of Monthly Deduction • $0.015 per $1 of Specified Premium

Riders	When Rider Charge is Deducted	Current Amount Deducted	Maximum Amount Deducted
Insurability Protection[6] This Rider is no longer issued.	Monthly, on the policy’s monthly charge date.	Current Range of Rates per $1000 of rider face amount • $0.043 – $0.179	same as current
Rider charge for a 35-year-old male, non-tobacco user, in the standard risk class, with death benefit option 1, and a policy face amount of $500,000.[2,6]	Monthly, on the policy’s monthly charge date.	• $0.154 per $1000 of rider face amount	• $0.154 per $1000 of rider face amount
Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of insurance charges and additional mortality fees, if any, will not exceed $83.33 per $1000 of insurance risk or face amount.	Monthly, on the policy’s monthly charge date.	Current Range of Rates • 0.0042 – $83.33 per $1000 of Face Amount	• $83.33 per $1000 of Face Amount

All of the monthly charges listed in the table above are deducted proportionately from the then current account values in the Separate Account and the guaranteed principal account. The mortality and expense charge is deducted from the assets of the Separate Account only.

1	The rates may vary by the insured’s gender, issue age, risk classification, and year of coverage. The rates may not be representative of the charge that a particular policy owner will pay. If you would like information on the rates for your particular situation, you can request a personalized illustration from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216.

The mortality charge rates reflected in this table are for standard risks; the maximum insurance charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO) Tables. Insurance risk is a liability of the insurance company and is equal to the difference between the death benefit and the account value.
2	The rates shown for the “representative insured” are first year rates only.
3	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.
4	The rates vary by the insured’s attained age.
5	The rates vary by the insured’s gender and attained age. The policy’s “monthly deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) mortality charge, and (c) any applicable rider charges.
6	The rates vary by the insured’s issue age.

Annual Fund Operating Expenses

While you own the policy, if your assets are invested in any of the divisions of the Separate Account, you will be subject to the fees and expenses charged by the fund in which that division invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2010. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the policy, is contained in each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.34%	0.89%

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (MML Bay State). MML Bay State is a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

General Overview

The policy is a life insurance contract between you (the owner) and MML Bay State. In exchange for your premium payments, we agree to pay a death benefit to the beneficiary when the insured dies while the policy is in force.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the policy’s selected face amount. The policy also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. You cannot, however, change from death benefit option 1 to death benefit option 2 after the insured reaches attained age 80. (An insured’s “attained age” is equal to their issue age plus the number of completed policy years.) This flexibility allows you to meet changing insurance needs under a single life insurance policy. The policy also provides additional amounts payable upon death of the insured through certain riders that may be added to your policy with additional charges.

Generally, you are not taxed on policy earnings until you take money out of the policy. In most cases, you will not be taxed on the amounts you take out until the total of all your withdrawals exceeds the amount of all your premium payments. This is known as tax deferral.

The policy is called variable life insurance because you can choose to allocate your net premium payments among various investment choices. Your choices include the funds listed in this prospectus and a guaranteed principal account (GPA). Your policy value and the amount of the death benefit we pay may vary due to a number of factors including, but not limited to, the investment performance of the funds you select, the interest we credit on the GPA, and the death benefit option you select.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) will be effective on a valuation date. A “valuation date” is any day on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays.

When the insured dies, if the policy is in force, we will pay the beneficiary a death benefit. The policy offers a number of death benefit payment methods.

Your life insurance policy provides coverage while the policy is “in force.” “In force” means that the policy has not terminated. Unless required by state law, this policy does not mature or provide an endowment in a specific policy year as some traditional life insurance policies do. If your policy contains a maturity provision, it will mature on the date shown on the schedule page of your life insurance policy. Any cash surrender value the policy has on the maturity date will be paid to the owner. Refer to your life insurance policy to determine if your policy matures.

This prospectus describes the policy. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy.

Owner, Insured, Beneficiary

Owner

The owner is the person who will generally make the choices that determine how the policy operates while it is in force. You name the owner in the application. However, the owner may be changed while the policy is in force; therefore, the owner is the person we have listed as such in our records. Generally, the change of owner will take effect as of the date the request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request. When we use the terms “you” or “your”, in this prospectus, we are referring to the owner.

The sale of your policy to an unrelated investor, sometimes called a viatical or life settlement, typically has high transaction costs that may significantly reduce the value of your estate. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to the subsection “Sales to Third Parties” under the “Federal Income Tax Considerations” section of this prospectus for more information.

Insured

The insured is the person on whose life the policy is issued. The policy owner must have an insurable interest in the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the policy owner to determine whether proper insurable interest exists at the time of policy issuance.

You named the insured in the application for the policy. We did not issue a policy for an insured who was more than 80 years old. Before issuing a policy, we required evidence to determine the insurability of the insured. This usually required a medical examination.

Beneficiary

You named a beneficiary in the application to receive any death benefit. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to our Administrative Office. The owner must have the consent of an irrevocable beneficiary to change the beneficiary. Generally, the change will take effect as of the date your request is signed. Each change will be subject to any payment we made or other action we took before receiving the written request.

You may name different classes of beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one beneficiary in a class.

If no beneficiary is living when the insured dies, we will pay you the death benefit unless you have given us different instructions. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Policy

Purchasing a Policy

The policy is no longer offered for sale. Owners may, however, continue to make premium payments under existing policies. To purchase a policy you had to send us a completed application. The minimum “initial selected face amount” of a policy was, and is $50,000. The owner selected, within our limits, the policy’s “selected face amount”. The selected face amount is used to determine the amount of insurance coverage the policy provides while it is in force. The initial selected face amount is the selected face amount that was in effect on the policy date. It was listed on the first page of your policy.

We determined whether to accept or reject the application for the policy and the insured’s risk classification. Coverage under the policy generally became effective on the policy’s issue date. However, if we did not receive the first premium and all documents necessary to process the premium by the issue date, coverage began on the date those items were received, in good order, at our Administrative Office.

“Good order” means that all the necessary documents and forms are complete and in our possession.

Policies generally were issued with values that vary based on the gender of the insured. In some situations, however, we may have issued unisex policies, that is policies whose values do not vary by the gender of the insured. Policies issued in Massachusetts and Montana are unisex and policies issued as part of an employee benefit plan may be unisex. References in this prospectus to sex-distinct policy values are not applicable to unisex policies.

Your Right to Return the Policy

You had the right to examine your policy. If you changed your mind about owning it, generally, you could have cancelled it (“free look”) within 10 calendar days after you received it, or 10 calendar days after you received a written notice of withdrawal right, or 45 days after you signed Part 1 of your Application, whichever was latest. You may also cancel increases in selected face amount under the same time limitations.

If you cancelled the policy, we issued you a refund. The free look period and the amount refunded vary. You should refer to your policy for the refund that applies in your state of issue, however, the following information will give you a general understanding of our refund procedures if you cancelled your policy.

In most states we refunded the policy’s account value less any funds withdrawn and any policy debt. In certain other states we refunded the premium paid less withdrawals and debt.

To cancel the policy, you had to return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy will generally earn a commission if you buy the new policy through a replacement. Remember that if you replace the policy described in this prospectus with another policy, you might have to pay a surrender charge on the policy surrendered, and there will be a new surrender charge for the new policy.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Premiums

The planned premium amount you pay is based on a number of factors including, but not limited to:

•	the selected face amount,
•	the insured’s gender,
•	the insured’s issue age,
•	the insured’s risk classification,
•	policy charges,
•	the death benefit option, and
•	whether or not any riders apply to the policy.

Premium Payments and Payment Plans

Premium payments should be sent to the appropriate lockbox (premium payment processing service). Premium payments sent to an incorrect lockbox will be considered not in good order. We will reroute the payment and apply it on the valuation date when it is determined to be in good order. See below for lockbox address details.

Premium payments for VLS policies issued in all jurisdictions, except New York and Puerto Rico, should be sent to the appropriate address:

Regular Mail:

MML Bay State VLS

PO Box 75653

Chicago, IL 60675-5653

Overnight Mail:

MML Bay State VLS

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75653

Chicago, IL 60654

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call the MassMutual Service Center at 1-800-272-2216.

First Premium

Generally, you determined the first premium you wanted to pay for the policy, but it must have been at least equal to the minimum initial premium. The minimum initial premium depended on:

•	your chosen premium frequency,
•	the policy’s initial selected face amount and death benefit option,
•	the issue age, gender, and risk classification of the insured, and
•	any riders on the policy.

Planned Premiums

When applying for the policy, you selected (within the policy limitations) the planned premium and payment frequency (annual, semiannual, quarterly, or monthly pre-authorized premium payment plan).

We will send premium notices for the planned premium based on the payment frequency in effect. If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not necessarily guarantee the policy will remain in force. We will send a notice of any premium needed to prevent termination of this policy; however, regular billing notices for planned premiums will be sent only while the policy is in full force.

To change the amount and frequency of planned premiums, you may submit your request to our Administrative Office.

If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 2 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In June you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 2). If you choose not to make a premium payment between July and January 2, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled “Policy Termination and Reinstatement.”

Premium Payment Plan

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your policy has entered its grace period (see “Policy Termination and Reinstatement” for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on either the 5th or the 20th of each month. If you do not specify a date, drafts will occur on the 20th. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

Premium Flexibility

After you paid the first premium, within limits you may pay any amount at any time while the insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule of premium payments. You may, however, elect to set up a “planned premium” payment plan. Premium payment plans are discussed above in the “Premium Payments and Payment Plans” section.

We reserve the right to return any premium payment under $10.

In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a Modified Endowment Contract (MEC). We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the policy owner to allow MEC status. For more information on MECs, see the “Federal Income Tax Considerations” section.

Additionally, we will follow these procedures:

If we receive a subsequent premium that will cause the policy to become a MEC, we will apply to your policy the portion of your payment that will not cause the policy to become a MEC, and we will refund the balance to the premium payer. The portion of the payment that is credited to the policy will be credited as of the valuation date the payment was determined to be in good order.

•

If the policy anniversary is within 14 calendar days of the receipt date, and the premium payment received will not cause the policy to become a MEC as of the anniversary, we will hold the payment until the policy anniversary and credit the entire payment as of the policy anniversary date. If the anniversary date is not a valuation date, the payment will be credited as of the next valuation date following the policy anniversary.

We will notify the policy owner of any premium refund that is processed to prevent the policy from becoming a MEC.

The procedures above may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay period may no longer coincide with your policy anniversary. For more information, please refer to the “Modified Endowment Contracts” section under “Federal Income tax Considerations.”

Premium Limitations

The Internal Revenue Code (IRC) has limits on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. The maximum premium you can pay each policy year is the greatest of:

(a)	an amount equal to $100 plus double the annual basic premium for the policy;
(b)	the amount of premium paid in the preceding policy year;
(c)	the highest premium payment amount that would not increase the insurance risk, or
(d)	the minimum annual premium under the Death Benefit Guarantee Rider, if included with the policy.

We will credit that portion of the payment that will not exceed the maximum limit. We will return the remaining payment to the premium payer. No premium notices will be generated until the next policy anniversary. If we did not refund the excess premium, the policy may no longer qualify as life insurance under federal tax law.

For more information on the test, please read the “Minimum Face Amount” section.

How and When Your Premium is Allocated

Net Premium

Net premium is a premium payment received in good order minus the premium expense charge.

Premiums that would cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

The net premium is allocated among the divisions of the Separate Account and the guaranteed principal account according to your current instructions on our Net Premium Allocation Request form.

Net Premium Allocation

When applying for the policy, you indicated how you wanted net premiums allocated among the divisions and the guaranteed principal account. Net premium allocations must be whole-number percentages that add up to 100%.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone, fax transmission, or through our Web site, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

When Net Premium Is Allocated

The policy date, issue date, and register date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value.

The “issue date” is the date we actually issued the policy. The “policy date” normally is the same date as the issue date. However, you may have requested in your application that we set the policy date to be a specific date earlier than the issue date. In this case, monthly charges were deducted as of the requested policy date. These deductions covered a period of time during which the policy was not in effect.

The “register date” is the first date premiums were allocated. It is the valuation date that was on the latest of:

a.	the policy date;
b.	the day we received your completed Part 1 of the application for the policy, or
c.	the day we received the first premium payment in good order.

We apply subsequent premium payments that are received on or after the register date, on the valuation date we receive them in good order.

Subsequent premium payments will be applied in accordance with your premium allocation instructions. If we receive a subsequent premium payment in good order on a non-valuation date or after the close of a valuation date, we will apply the premium payment on the next valuation date.

Cashflow Diagram

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken. The shaded boxes indicate fees and expenses you pay directly or indirectly under your policy. Refer to the “Charges and Deductions” section for more information.

1	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts.

Investment Choices

The Separate Account

The Company’s assets are held in its general investment account. The general investment account is not registered under federal or state securities law and, subject to applicable law, the Company has sole discretion over the assets in its general investment account.

The part of your premium that you invest in your policy’s variable investment divisions, however, is held in an account that is separate from the general assets of the Company. This account is called the MML Bay State Variable Life Separate Account I. In this prospectus we will refer to it simply as the “Separate Account”. The Company owns the assets in the Separate Account.

We established the Separate Account on June 9, 1982, according to the laws of the State of Connecticut. We registered it with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the VLS policies. We may, however, transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the VLS policies.

We have established a segment within the Separate Account to receive and invest premium payments for the VLS policies. Currently, the VLS segment is divided into 13 divisions, subject to state availability. Each “division” purchases shares in a corresponding fund. The underlying funds are listed in the next section.

Some of the underlying funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The funds offered in the VLS policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public and their performance results will differ from the performance of the retail funds.

Policy owners do not invest directly into the underlying funds. Instead, as shown in the example below, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares; the Company owns the Separate Account.

Underlying Funds

Following is a table listing the investment funds in which the divisions of the Separate Account invest, information on each fund’s adviser and sub-adviser, if applicable, as well as the type of fund being offered. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in each fund’s prospectuses. You should read the information contained in the fund prospectuses carefully. Each year while you own the policy, we will send you the current fund prospectuses. There can be no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Money Market
	MML Money Market Fund[1]	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Fixed Income
	MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Balanced
	MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC
Large-Cap Value
	American Century VP Income & Growth Fund (Class I)	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A
	MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.
Large-Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.
Large-Cap Growth
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
Small/Mid-Cap Blend
	MML Small/Mid Cap Equity Fund[2] (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid-Cap Growth
	Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A
	T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A
International/Global
	Oppenheimer Global Securities Fund/VA (Non-Service)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

1	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
2	Formerly known as MML Small Cap Equity Fund.

You are responsible for choosing the funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including each fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. We do not recommend or endorse any particular fund and we do not provide investment advice.

You bear the risk of any decline in your policy account value resulting from the performance of the funds you have chosen.

Addition, Deletion, or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the policy. We reserve the right, subject to compliance with applicable law, to add new funds or fund classes, close existing funds or fund classes, or substitute fund shares that are held by any variable investment division for shares of a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which the policy belongs.

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Funds

We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Investment Management Fees and Other Expenses” table. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this policy.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (“MassMutual’s variable contracts”). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in the “Investment Management Fees and Other Expenses” table, because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Policy owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation In General

The compensation that we receive may be significant and we may profit from this compensation. In addition to compensation described above, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We review the funds periodically and may remove a fund, or limit its availability to new premiums and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria; and/or if the fund has not attracted significant allocations from policy owners. We have included certain funds at least in part because they are managed by us or an affiliate. For further details about the compensation payments we make in connection with the sale of the policies, see “Other Information—Distribution” in this prospectus.

The Guaranteed Principal Account

Premium and account value allocated to the guaranteed principal account (GPA) become part of the general investment account of the Company, which supports life insurance and annuity obligations.

We have not registered the general investment account under the Securities Act of 1933 or under the Investment Company Act of 1940 in reliance upon certain exemptions and exclusions in those laws. We have been advised that the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the GPA or the general investment account. Those disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The assets in the Separate Account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment assets in our general investment account.

You do not participate in the investment performance of the assets in our general investment account. Instead, we guarantee that amounts allocated to the GPA, in excess of policy debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on the first of each calendar month. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate per year is the greater of:

•	3%, or
•	the policy loan rate less the maximum loan interest rate expense charge.

Policy Value

How The Value of your Policy is Calculated

Your value of your policy is called its “account value”. The account value has two components:

1.	the variable account value, and
2.	the fixed account value.

We will calculate your policy value on each valuation date.

Variable Account Value

Transactions in your variable divisions are all reflected through the purchase and sale of “accumulation units”. For instance, before we invest your net premium payment in a division, we convert your net premium payment into accumulation units and then purchase an appropriate number of shares in the designated fund.

The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the guaranteed principal account;
•	transfers and withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

Net Investment Experience

The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value

The fixed account value is the accumulation of:

•	net premiums allocated to the guaranteed principal account (GPA); plus
•	amounts transferred into the GPA; minus
•	amounts transferred or withdrawn from the GPA; minus
•	fees and charges deducted from the GPA; plus
•	interest credited to the GPA.

Interest on the Fixed Account Value

The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual credited loan interest rate minus the current loan interest rate expense charge; or
•	3%, if greater.

With each financial transaction (e.g., premium payment, monthly charges, etc.) processed for your policy, the interest earned on any outstanding loan is credited to the GPA.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 3%, if greater.

The current interest rate may change as often as monthly and becomes effective on the first of each calendar month.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Nor will making planned premium payments necessarily guarantee that the policy will remain in force. If the policy does terminate, you may be permitted to reinstate it.

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. For more information on the effect of policy termination, refer to the “Federal Income Tax Considerations” section.

Grace Period and Termination

The policy may terminate without value if its account value (less policy debt which includes accrued interest) on a monthly calculation date cannot cover the monthly charges due. We refer to all outstanding loans plus accrued interest as “policy debt”. Before your policy terminates, we allow a “grace period” during which you can pay the amount of premium needed to increase the account value so that the monthly charges can be paid. We will mail you a notice stating this amount.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

During the grace period, the policy will stay in force. If the insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges.

If we do not receive the required payment by the end of the grace period, the policy will terminate without value at the end of the grace period.

The Company mailing a termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Reinstating Your Policy

If your policy terminates, you may be able to reinstate it. You may not, however, reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

To reinstate your policy, we will need:

1.	a written application to reinstate;
2.	evidence, satisfactory to us, that the insured is still insurable;
3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request; and
4.	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC (see “Policy After You Reinstate” below, and the “Federal Income Tax Considerations” section).

We will not apply the required premium for reinstatement to an investment option until we have approved your reinstatement application.

The policy will be reinstated after your application has been approved by us and the required premium is received in good order at our Administrative Office. The reinstatement date will be the valuation date on or immediately following the date we determine the application and payment to be in good order. We will assess monthly charges due to us upon reinstatement of your policy as of the reinstatement date.

Policy After You Reinstate

If you reinstate your policy, the selected face amount will be the same as it was when the policy terminated. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy, minus
•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

If you reinstate your policy, it may become a modified endowment contract under current federal tax law. Please consult your tax adviser. More information on modified endowment contracts is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Policy Transactions

While your policy is in force you may generally transfer funds among the variable investment divisions and to or from the guaranteed principal account. You may also borrow against it, make withdrawals from it, or surrender it completely. These transactions are discussed below.

All transaction requests must be submitted in good order to our Administrative Office. Transaction requests may be faxed to our Administrative Office unless a signature guarantee is required. Please note that telephone, fax, or website transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

Transfers

You may generally transfer all or part of a division’s account value to any other division or the guaranteed principal account. Transfers are effective as of the valuation date we receive your request in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your transfer request will be effective as of the next valuation date.

We do not charge for transfers.

You can submit transfer requests by sending us a written request on our transfer request form. You may also submit transfer requests by telephone or through our website, subject to certain restrictions. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

Currently, there is no limit on the number of transfers you may make among the Separate Account divisions. We reserve the right, however, to terminate, limit, or modify your ability to make such transfers.

We limit transfers from the guaranteed principal account to the divisions to one each policy year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value (less any policy debt) each year for three consecutive policy years; and
•	you have not added any net premiums or transferred amounts to the guaranteed principal account during these three years;

then you may transfer the remainder of the fixed account value (less any policy debt) out of the guaranteed principal account in the succeeding policy year.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all owners and beneficiaries under the policy, including long-term owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the Separate Account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that an owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. In addition, funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds described the funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the frequent trading or market timing policies established by the fund. Policy owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a fund on all policies owned by a policy owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from policy owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all owners.

Dollar Cost Averaging Program

Dollar Cost Averaging (DCA) is an automated transfer program that provides scheduled transfers of a set amount from a selected division to any other division.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continued DCA through periods of fluctuating price levels.

Initially, a minimum of $5000 of account value is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that division and allocated to other divisions or to the GPA. The minimum transfer amount for the DCA Program is $50. However, account value held in the GPA cannot be transferred out of the GPA through the DCA program.

Since the same, specified dollar amount is transferred to each division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

If, on a specified DCA transfer date, however, the division from which amounts are being transferred is less than the specified transfer amount, the remaining value in that division will be transferred on a pro rata basis to the designated divisions and the GPA. The DCA will then automatically terminate, and future DCA transfers will not occur. You must submit another DCA request to restart the DCA program.

To elect DCA, complete our Dollar Cost Averaging request form and send it to us for processing. You can also elect DCA on our website, subject to certain restrictions.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification. We do not charge you to participate in the Dollar Cost Averaging program.

Withdrawals

After the first policy year, you may withdraw up to 75% of the current cash surrender value. The minimum amount you can withdraw is $100, including the withdrawal fee. We do not charge a surrender charge for a withdrawal.

You can make a withdrawal by sending us a written request on our partial withdrawal request form.

You must state in your request form the dollar amount and corresponding investment division(s) from which you want the withdrawal made. If you choose to withdraw an amount from the guaranteed principal account, it may not exceed the non- loaned account value in that investment division. If you request a maximum partial withdrawal, the amount of the withdrawal will be deducted proportionately from the available divisions, including the non-loaned account value in the guaranteed principal account.

A withdrawal will reduce your policy’s account value by the amount withdrawn, including the withdrawal fee. If the policy’s account value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s face amount and may have adverse tax consequences. These tax consequences are discussed in the “Federal Tax Considerations” section.

Example:

Assume Death Benefit Option 1 is in effect and prior to the withdrawal the policy has a face amount of $50,000 and an account value of $20,000. If you make a withdrawal of $5,000, the account value will be reduced to $15,000 and the face amount will be reduced to $45,000. The withdrawal payment will be $4,975.

If a policy’s selected face amount is decreased because of a withdrawal, surrender charges will not apply. We may reduce the selected face amount of your policy unless you have chosen death benefit option 2 or we receive evidence of insurability satisfactory to us. The amount of the reduction will be the amount of the withdrawal, including the withdrawal fee.

There is one exception:

If the death benefit provided by the death benefit option immediately before the withdrawal is equal to the minimum face amount, either the face amount reduction will be limited or we will not reduce the face amount.

We will not reduce the selected face amount if the death benefit immediately after the withdrawal would be the new minimum face amount (based on the reduced account value). Otherwise, the selected face amount reduction will be based on a formula.

The formula considers the smallest withdrawal amount that would bring the minimum face amount below the death benefit provided by the death benefit option. The formula reduces the selected face amount by the excess of the requested withdrawal amount over this smallest withdrawal amount. (Minimum face amount, death benefit, and death benefit option are explained in the “Death Benefit” section.)

We may not allow a withdrawal if it would result in a reduction of the selected face amount to less than $25,000.

Withdrawal requests where evidence of insurability is not required will be effective on the valuation date we receive the written request or fax in good order at our Administrative Office. Withdrawal requests where evidence of insurability is required will be effective on the valuation date we approve the evidence of insurability application provided that the remainder of the withdrawal request is in good order on that date. Withdrawal requests determined to be in good order on a non-valuation date or after the close of a valuation date, will be effective as of the next valuation date.

If a withdrawal would cause the policy to become a modified endowment contract, a MEC Notice and Acknowledgement Form will be required before the withdrawal will be processed. For more information on MECs, see the “Federal Income Tax Considerations” section.

We will pay any withdrawal amounts within 7 calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. Please refer to “Other Policy Rights and Limitations” for more information.

Surrenders

You may surrender your policy to us at any time while the policy is in force. We will pay you its cash surrender value. To surrender your policy you must send us a completed surrender form and any other forms we may require.

The surrender will be effective on the valuation date we receive all required, fully completed forms in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your surrender request will be effective as of the next valuation date.

We will pay any surrender amounts within 7 calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments. Please refer to “Other Policy Rights and Limitations” for more information.

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

For more information, please contact your registered representative or call our Administrative Office.

Cash Surrender Value

The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Loans

We allowed loans after the first policy year. You may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan.

We charge interest on policy loans that is added to the policy debt. We refer to all outstanding loans plus accrued interest as “policy debt”. You may repay all or part of your policy debt but you are not required to do so.

The maximum loan amount allowed at any time is calculated as follows:

(1)	we subtract from the account value any surrender charges that would apply if the policy were surrendered on that date;
(2)	we calculate 90% of the amount determined in (1) above and
(3)	we subtract any policy debt from the amount determined in (2) above. The result is the maximum amount that can be borrowed.

Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;
•	it will have a permanent effect on your policy’s cash surrender value;
•	it may increase the amount of premium needed to keep the policy in force;
•	it will reduce the death proceeds; and
•	it has potential adverse tax consequences.

The risks that can result from taking a loan may be reduced if you repay the policy debt. The tax consequences of loans are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan

You may take a loan by completing a loan request form and sending it to our Administrative Office. You must assign the policy to us as collateral for the loan.

If you decide not to take the loan after we process the loan request and you have not cashed the check, you may submit a written request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the valuation date the written request is received in good order at our Administrative Office. Loan interest will accrue on all outstanding policy loans. Please refer to the “Loan Interest Charged” section below for more information.

Payment of Proceeds

Loans will be effective on the valuation date we receive your loan request form and all other required documents in good order at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, your loan request will be effective as of the next valuation date.

On the effective date of the loan, we deduct proportionate accumulation units from the divisions and the guaranteed principal account (excluding any outstanding loans) and transfer the resulting dollar amounts to the loan section of the guaranteed principal account. We will pay any loan amounts within 7 calendar days of the loan effective date, unless we are required to suspend or postpone the payment of loan amounts. Please refer to “Other Policy Rights and Limitations” for more information.

Interest Credited on the Loaned Value

When you take a loan, we transfer an amount equal to the loan to the loan section of the guaranteed principal account. This amount earns interest at a rate equal to the greater of:

•	3%, or
•	the policy loan rate less the current loan interest rate expense charge.

With each financial transaction (e.g., premium payment, monthly charges, etc.) processed for your policy, the interest earned on any outstanding loan is credited to the GPA.

Loan Interest Charged

At the time you applied for the policy, you selected either a fixed loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next policy year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this average is no longer published, we will use a similar average as approved by the insurance department of the state in which your contract was issued.

The maximum rate is the greater of:

i.	the published monthly average for the calendar month ending two months before the policy year begins; or
ii.	4%.

If the maximum rate is less than 0.5% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least 0.5% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. As part of the loan, it will bear interest at the loan rate. Loan interest is due on each policy anniversary. The interest is deducted proportionately from the divisions of the separate account and the GPA according to the then current value in those divisions and added to the loan. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Effect of a Loan on the Values of the Policy

A policy loan negatively affects policy values since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the guaranteed principal account. This amount does not participate in the investment performance of the Separate Account. Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each policy year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever you reach your policy debt limit, your policy is at risk of terminating. If this happens we will notify you in writing. The section on Policy Termination explains more completely what will happen if your policy is at risk of terminating.

Your “policy debt limit” is reached when total policy debt exceeds the account value.

Repayment of Loans

You may repay all or part of your policy debt at any time while the insured is living and while the policy is in force. We will increase the death benefit and cash surrender value under the policy by the amount of the repayment. We do not offer an automatic loan repayment plan.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the valuation date they are received in good order. If we receive your loan repayment in good order on a non-valuation date or after the close of a valuation date, your loan repayment is effective as of the next valuation date.

Loan repayments should be mailed to the same address used for premium payments. Refer to the “Premium Payments and Payment Plans” section for mailing address information.

We will allocate any loan repayment first to the guaranteed principal account until you have repaid all loan amounts that were deducted from that account. We will allocate additional loan repayments based on your premium allocation in effect at that time. Any loan repayment that is in excess of the outstanding loan will also be allocated according to your current premium allocation instructions.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,
•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Death Benefit

If the insured dies while the policy is in force and we determine that the claim is valid, we will pay the death benefit to the named beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding policy debt, and any unpaid monthly charges needed to avoid termination. The death benefit is calculated as of the date of the insured’s death. The policy also provides additional amounts payable upon death of the insured through certain riders that may have been added to your policy with additional charges.

The minimum face amount for your policy is based on your policy’s account value as described below.

Minimum Face Amount

In order to qualify as life insurance under Internal Revenue Code Section 7702, the policy must have a minimum face amount that is determined by the Cash Value Accumulation Test. Under this test the minimum face amount on any date is equal to a percentage of the account value on that date. The minimum face amount percentage depends on the insured’s:

•	gender,
•	attained age, and
•	risk classification.

(Appendix A contains examples of the minimum face amount impact on the death benefit.)

Death Benefit Options

When you applied for the policy you chose one of two death benefit options. These are:

•	Option 1 – The benefit amount is the greater of:
(a)	the selected face amount on the date of death; or
(b)	the minimum face amount on the date of death.

•	Option 2 – The benefit amount is the greater of:
(a)	the selected face amount plus the account value on the date of death; or
(b)	the minimum face amount on the date of death.

You should note that under death benefit option 1, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the minimum face amount. Under death benefit option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the account value, it can change from day to day. Your policy’s account value will vary due to the investment performance of the variable investment divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses. It is possible that the policy’s account value can be zero which will reduce the overall value of the death benefit. The “Policy Value” section of this prospectus provides more detailed information on how your policy’s account value is determined.

Right to Change the Death Benefit Option

You may change the death benefit option while the insured is living. You must send a written request to our Administrative Office to change your death benefit option. We reserve the right to require a written application and evidence of insurability satisfactory to us for any death benefit option change that results in a face amount increase.

The death benefit option change will be effective on the monthly calculation date that is on or next follows the date we approve the request.

The value of your death benefit under the new death benefit option will be the same as the value of the death benefit under the old death benefit option at the time of the change. Therefore, the policy’s selected face amount will be adjusted accordingly when there is a change in the death benefit option. (Appendix A contains examples of how a change in death benefit option impacts the policy’s selected face amount.)

Changes from Death Benefit Option 1 to Death Benefit Option 2 are not allowed after the insured reaches attained age 80.

When the selected face amount changes as a result of a change in the death benefit option:

•	the monthly charges will change;
•	the charge for certain additional benefits may change; and
•	the policy surrender charge will not change.

You cannot change the death benefit option if, as a result, the selected face amount would be reduced to an amount that is less than the minimum initial selected face amount.

Right to Change the Selected Face Amount

You may request an increase or decrease in the selected face amount. If you change your selected face amount, your policy charges, including surrender charges, will change accordingly. If the account value is insufficient to continue the policy in force with the requested change in face amount, we will require an additional premium payment prior to processing the requested change.

If you increase or decrease the policy selected face amount, your policy may become a modified endowment contract (MEC) under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section of this prospectus; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Selected Face Amount

To increase the policy’s selected face amount, you must send a written application and evidence the insured is still insurable to our Administrative Office. We treat each face amount increase as a separate segment of coverage.

An increase in selected face amount may not be:

•	less than $15,000, or
•	made after the anniversary of your policy’s issue date nearest the insured’s 80th birthday.

Increases in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we approve the application for the increase. Any increase elected under any insurability protection type of rider will be effective as directed in the rider.

If the policy’s account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

Mortality charges will apply for each face amount increase elected. Additionally, a separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of each segment of coverage.

Decreases in Selected Face Amount

You may decrease the selected face amount any time after the first policy year. You must send a written request to our Administrative Office. When we receive a written request for a decrease in face amount from the policy owner, we will provide the policy owner with a written notice that specifies the surrender charges to be assessed at the time of the decrease. If the policy owner does not withdraw the request for the decrease in face amount within ten days from the date of the written notice, we will process the decrease in face amount and assess any surrender charges that may apply. If we determine that the policy will become a MEC, then the decrease will not be processed until a MEC Notice and Acknowledgment form is received in good order at our Administrative Office.

If you decrease the selected face amount, we cancel all or part of your face amount segments, and a partial surrender charge may apply. Surrender charges that apply when you decrease the policy’s selected face amount are discussed in the “Charges and Deductions” section under Surrender Charges for Decreases in Selected Face Amount.

A decrease will reduce the selected face amount in the following order:

(a)	the face amount of the most recent increase; then
(b)	the face amounts of the next most recent increases successively; and last
(c)	the initial selected face amount.

You may not decrease the selected face amount if the decrease would result in a selected face amount of less than the minimum selected face amount.

A decrease in the selected face amount will be effective on the monthly calculation date that is on, or next follows, the date we receive (at our Administrative Office) the written request for the decrease. A face amount decrease will reduce your policy’s account value by the amount of the partial surrender charge. If the policy’s account value (or cash surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, a premium payment sufficient to cover the charges will be required in order to process the decrease.

Decreases in the policy’s selected face amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds

If the policy is in force and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after we receive all required documents, in good order, at our Administrative Office.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following:

We investigate all death claims that occur within two-years (a) after the policy is issued, (b) after an increase in the selected face amount, or (c) after reinstatement. These two-year periods are called the policy’s “contestable periods”. We may also investigate death claims beyond a two-year contestable period.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive this additional information, payment could be delayed.

We can also delay the payment of the death benefit during periods when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists; or
iv.	the SEC, by order, permits us to delay payment in order to protect our owners;

and if

•	the period begins on or before the date of the insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the insured’s death.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment or the effective date of a payment option. The interest rate equals the rate determined under the interest payment option, but not less than that required by law.

Payment Options

We will pay the death benefit in a lump sum or under one of the payment options described more fully in the table below.

If the payment option is a lump sum when the insured dies, the beneficiary may elect any payment option, with our consent. If the beneficiary does not elect a payment option and you have not elected a payment option during the insured’s lifetime, the death benefit will be paid as a single lump sum.

The table below provides information about the different death payment options. None of these benefits depends upon the performance of the Separate Account or the Guaranteed Principal Account.

INSTALLMENTS FOR A SPECIFIED PERIOD	Fixed time payments. Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
INSTALLMENTS OF A SPECIFIED AMOUNT	Fixed amount payments. Each payment may not be less than $10 for each $1000 applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance. This interest will be an effective annual rate determined by us, but not less than 2.5%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.
LIFE INCOME	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
LIFE INCOME WITH PAYMENTS GUARANTEED FOR AMOUNT APPLIED	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether or not the named person lives until all payments have been made. If the named person lives beyond the payments of the total amount applied, we will continue to make monthly payments as long as the named person lives.
INTEREST	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.
JOINT LIFETIME INCOME	Monthly payments based on the lives of two named persons. When one dies, the same payment will continue for the lifetime of the other. You can elect income with or without a minimum payment period.
JOINT LIFETIME INCOME WITH REDUCED PAYMENTS TO SURVIVOR	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

The minimum amount that can be applied under a payment option is $2,000 per beneficiary. If the periodic payment under any option is less than $20, we reserve the right to make payments at less frequent intervals. Once payments have begun, only the specified amount and interest options may be changed.

All payment option elections must be sent to our Administrative Office in writing. You may change the payment option during the insured’s lifetime.

Suicide

If the insured dies by suicide, while sane or insane, and the policy is in force, the policy will terminate.

•	If the death occurs within two years after the issue date, we will refund the sum of all premiums paid less any withdrawals and any policy debt.
•

If death occurs within two years after the effective date of an increase in selected face amount (but at least two years after the issue date), we will refund the sum of the monthly charges attributed to the increase. However, if a refund as described in the preceding paragraph is payable, there will be no additional payment for the increase.

Error of Age or Gender

If the insured’s age or gender was misstated in the policy application, or the policy has been issued incorrectly, we may adjust the selected face amount. The adjustment will reflect the amount provided by the most recent monthly insurance charges using the correct age and gender. If the adjustment is made while the insured is living, monthly charges after the adjustment will be based on the correct age and gender.

Other Benefits Available Under The Policy

Additional Benefits You Can Get By Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders, which are subject to the terms of both the rider and the policy. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges; however, we will charge a one-time fee when you exercise the rider.

If you choose to add a rider, you may cancel it at any time upon written request.

Following is a brief description of the riders that can, subject to state availability, be added to the policy; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008. For more information on these riders please refer to the Statement of Additional Information or talk to your registered representative. The terms and conditions of these riders may vary from state to state.

Accelerated Death Benefit Rider

This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

If a claim is made under this rider, then we will assess a charge of $150 that is deducted from the accelerated benefit payment which will reduce the amount you receive. We may increase the charge to a maximum charge of $250. In states where the rider is available, it was included automatically with the policy.

Accidental Death Benefit Rider – This Rider Is No Longer Issued

This rider provides for an additional death benefit if the insured’s death was caused by accidental bodily injury that occurred within six months before the insured’s death. This rider provides no benefit if the insured dies after attained age 69. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Death Benefit Guarantee Rider

Until attained age 70, or 40 years from the policy date, whichever is sooner, the policy will not terminate when the account value is insufficient to cover the monthly charge on a monthly calculation date if (a) exceeds (b) where:

(a)	is the sum of all premiums paid, minus any withdrawals, and minus any policy debt; and
(b)	is the sum of the minimum monthly premiums for this rider since the policy date.

Minimum monthly premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required minimum monthly premiums on each monthly calculation date. The minimum monthly policy premium may change if the selected face amount is increased or decreased or if riders are added, changed, or terminated. The new minimum monthly premium will apply from the effective date of the change.

If, on a monthly calculation date, the minimum monthly policy premium requirement has not been met, you will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the requirement as of that date, plus (b) two times the minimum monthly premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Disability Benefit Rider

This rider provides a disability benefit while the insured is totally disabled as defined in the rider. Under this rider we will credit the greater of the specified monthly amount as elected by the owner or the monthly charges due. We will not return any premiums paid; however, we will adjust the account value according to the terms of the rider. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Insurability Protection Rider – This Rider Is No Longer Issued

This rider provides the right to increase the selected face amount of the policy by a specified amount on specified dates, without evidence of insurability. There is an additional charge for this rider that varies based on the individual characteristics of the insured.

Right to Exchange Insured Endorsement

Under this endorsement, the policy may be exchanged for a new policy on the life of a substitute insured subject to certain conditions and satisfactory evidence of insurability. Payment of a charge of no more than $75 is due upon request to exercise this endorsement. Exercise of this endorsement may result in adverse tax consequences.

Charges and Deductions

We deduct the following charges from the policy. In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge is generally used to cover taxes assessed by a state and/or other governmental agency as well as acquisition expenses.

The current premium expense charge we deduct is 4% of premium during policy years 1 through 20 and 0% in policy years 21 and beyond. The maximum premium expense charge we can deduct is 4% of premium in all policy years.

Withdrawal Charge

If you make a withdrawal from your policy, we deduct from the amount you withdraw the lesser of $25 or 2% of the amount withdrawn. This fee is guaranteed not to increase for the duration of the policy. (We will deduct the withdrawal charge from the amount withdrawn.) This charge reimburses us for processing the withdrawal.

Increase in Selected Face Amount Charge

We do not currently charge you to increase your selected face amount, however, we reserve the right to do so in the future. The maximum fee we would charge is $75. This charge will reimburse us for the underwriting and administrative costs associated with the change.

Change from Death Benefit Option 1 to Death Benefit Option 2

We do not currently charge you to change your death benefit option, however, we reserve the right to do so in the future. The maximum fee we would charge is $75. This charge will reimburse us for the underwriting and administrative costs associated with the change.

Surrender Charges

There is a charge if you fully surrender your policy or if you decrease the selected face amount. Generally, these charges will apply during:

•	the first 15 years of coverage, and
•	the first 15 years after each increase in selected face amount.

However, in no event will we deduct surrender charges after the insured’s attained age 99.

The surrender charge has two parts:

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

The administrative surrender charge remains level for years one through five and then decreases by 1.6666% each month during years six through ten. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

The sales load surrender charge percentage remains level for years one through ten and decreases in years eleven through fifteen. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 26% of the premiums paid for the coverage up to the surrender charge band, plus 4% of premiums paid in excess of the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in selected face amount.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may have been available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Surrender Charges for Decreases in Selected Face Amount

If you decrease your policy’s selected face amount, we cancel all or a part of your selected face amount segments and charge a pro-rata surrender charge that is equal to the surrender charge associated with each decreased or cancelled segment multiplied by the proportion of that segment that is decreased. If the policy’s account value (or cash surrender value if there is policy debt) is reduced to a point where it cannot cover the charges due, a premium payment sufficient to cover the charges will be required in order to process the decrease.

After a selected face amount decrease, we reduce the surrender charge for the remaining segments by the amount of the pro-rata surrender charge. This charge provides us with a proportional compensation for expenses incurred in issuing the policy and selected face amount increases, and for the recovery of acquisition costs.

Rider Processing Fee

We will assess a one-time processing fee at the time you exercise the Accelerated Death Benefit Rider or the Right to Exchange Insured Endorsement. The current processing fee for the Accelerated Death Benefit Rider is $150, which is deducted from the accelerated benefit payment and will reduce the amount you receive. The current processing fee is $75 for the Right to Exchange Insured Endorsement and is due upon request to exercise.

Periodic Charges

Loan Interest Rate Expense Charge

We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. The current loan interest rate expense charge is 0.90% in all policy years. The maximum loan interest rate expense charge is 2%. It is deducted from the policy loan interest rate to determine the interest rate we use to credit interest to the loaned portion of the guaranteed principal account. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the account value on each monthly calculation date. We do not, however, deduct these monthly charges after the insured’s attained age 99.

The “monthly calculation date” is the date on which monthly charges for the policy are due. The first monthly calculation date was the policy date. Subsequent monthly calculation dates are on the same day of each succeeding calendar month.

Monthly charges are deducted from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each on the date the deduction is taken.

Administrative Charge

The current administrative charge is $6 per policy, per month. The maximum administrative charge is $9 per policy, per month. This charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charge

The mortality charge reimburses us for providing you with life insurance protection. We deduct a mortality charge based on your policy’s insurance risk. These deductions are made by selling accumulation units, proportionately, from each division in which you have an account value and the GPA.

The maximum or guaranteed mortality charge rates associated with your policy are shown in the policy’s specification pages. They are calculated using the 1980 Commissioners Standard Ordinary Mortality Tables or, for unisex rates, the 1980 Commissioners Ordinary Mortality Table B. The rates are also based on the age, gender (unless the unisex rates are used), and risk classification of the person insured by the policy.

We may charge less than the maximum monthly mortality charges shown in the table(s). In this case, the monthly mortality charge rates will be based on our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same class.

Your policy’s actual or current mortality charge rates are based on the insured’s issue age (and age at increase, if applicable), risk class, and gender (unless unisex rates are used). These rates generally increase as the insured’s age increases. The rates will vary with the number of years the coverage has been in force and with the total selected face amount of the policy.

How the Mortality Charge is Calculated

A.	If the minimum face amount is not in effect:

We calculate the mortality charge on each monthly charge date by multiplying the current mortality charge rate by a discounted insurance risk.

The insurance risk is the difference between:

•	The amount of benefit available, on that date, under the death benefit option in effect, discounted by the monthly equivalent of 3% per year, and
•	the account value at the beginning of the policy month before the monthly mortality charge is due.

The following three steps describe how we calculate the mortality charge for your policy:

Step 1:	We calculate the total insurance risk for your policy:

a.	We divide the amount of benefit under the death benefit option in effect that would be available at the beginning of the policy month by 1.0024662698 (which is the monthly equivalent of 3%);
b.	We subtract your policy’s account value at the beginning of the policy month from the amount we calculated in 1a above.

Step 2:	We allocate the insurance risk in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

B.	If the minimum face amount is in effect:

We also calculate the mortality charge on each monthly charge date. However, in Step 1 we calculate the total insurance risk for your policy, as described in A, (i) assuming the minimum face amount is in effect, and then (ii) assuming the minimum face amount is not in effect.

Step 2:	We allocate the insurance risk:

a.	calculated for (ii) in proportion to the selected face amount of each segment and each increase that’s in force as of your monthly calculation date, and
b.	we subtract the risk calculated for (ii) from the risk calculated for (i) and allocate that amount to the last underwritten segment.

Step 3:	We multiply the amount of each allocated insurance risk by the mortality charge rate for each coverage segment. The sum of these amounts is your mortality charge.

Additional Information about the Mortality Charge

We will apply any changes in the mortality charges uniformly for all insureds of the same issue ages, gender, risk classes, and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health after we issue the policy.

Because your account value and death benefit may vary from month to month, your mortality charge may also vary on each monthly calculation date. The cost of your insurance depends on the amount of insurance risk on your policy. Factors that may affect the insurance risk include:

•	the amount and timing of premium payments,
•	investment performance,
•	fees and charges assessed,
•	the addition or deletion of certain riders,
•	rider charges,
•	withdrawals,
•	policy loans,
•	changes to the selected face amount, and
•	changes to the death benefit option.

Additional Mortality Fees

Additional mortality fees may be assessed for risks associated with certain health conditions, occupations, aviation, avocations or driving history. Note the combination of mortality charges and additional mortality fees, if any, will not exceed $83.33 per $1,000 of insurance risk or face amount.

Rider Charges

The charges for the following riders are deducted from the account value on each monthly charge date: Accidental Death Benefit Rider, Death Benefit Guarantee Rider, Disability Benefit Rider and Insurability Protection Rider. The rates vary by the insured’s gender, issue age, risk classification and year of coverage.

The current charge for the Accidental Death Benefit Rider is $0.06591 to $0.12929 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 70.

For the Death Benefit Guarantee Rider, the current charge is $0.01 per $1,000 of selected face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 70 or for a period of 40 years, whichever is less.

Charges for the Disability Benefit Rider have two components. A portion of the charge is based on a current rate of $0.041 to $0.266 per $1 of monthly deductions. The remainder of the charge is based on a current rate of $0.009 to $0.149 per $1 of specified premium. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 65.

And the current charge for the Insurability Protection Rider is $0.043 to $0.179 per $1,000 of rider face amount. Monthly charges will continue to, but not including, the policy anniversary date on which the insured’s attained age becomes 43.

Daily Charges Against the Separate Account

The following charge is deducted from the Separate Account daily.

Mortality and Expense Risk Charge

The mortality and expense risk charge imposed is a percentage of the policy’s average daily net assets held in the Separate Account. The current annual percentage is 0.55% in all policy years. The maximum annual percentage is 0.90% in all policy years.

The charge is deducted from your account value in the Separate Account but not from the guaranteed principal account.

This charge compensates us for mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk assumed is that the mortality charges will be insufficient to meet actual claims. The expense risk assumed is that the expenses incurred in issuing, distributing and administering the policies will exceed the administrative charges collected.

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in the contract. Please refer to the fund prospectuses for more information regarding these expenses.

Special Circumstances

There may be special circumstances that result in sales or administrative expenses or insurance risks that are different than those normally associated with this policy. Under such circumstances, we may vary the charges and other terms of the policies; however, the charges will not exceed the maximum charges identified in the fee tables. We will make these variations only in accordance with uniform rules we establish.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice, and may not be relied upon for purposes of avoiding any federal tax penalties. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans

We believe the policy meets the Internal Revenue Code (IRC) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC 101(a)(2) all or a portion of the death benefit under the policy may become taxable unless an exception applies.

As a life insurance policy under the IRC the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (MEC) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income from policy termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (AMT) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control

There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts

If a policy is a modified endowment contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a IRC Section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior policy year, the policy will be treated as a MEC beginning in the policy year in which the reduction takes place.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Qualified Plans

The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Employer-owned Policies

On August 17, 2006, the President signed the Pension Protection Act of 2006 into law. This legislation contains provisions affecting the tax treatment of employer-owned life insurance policies issued after the enactment date. It also applies to employer-owned life insurance policies issued prior to the law’s enactment if there is a material increase in the death benefit or other material change to the policy.

The law defines “employer-owned life insurance” as a life insurance contract: (a) that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties); (b) insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and (c) under which the policyholder is directly or indirectly a beneficiary.

The law limits the tax-free death benefit for employer-owned life insurance to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following: (a) the policyholder intends to insure the employee’s life; (b) the maximum face amount for which the employee could be insured at the time the contract was issued; and (c) the policyholder will be the beneficiary of any proceeds payable on the death of the employee. Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the Notice and Consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC §101(j)(2)(A)(ii);
2.	The insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the insured’s family, an individual who is the designated beneficiary of the insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death Proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the Notice and Consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Payments to Nonresident Aliens

Generally, a taxable distribution for a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the IRS.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

1.	proof of residency (in accordance with IRS requirements); and
2.	an IRS individual tax payer identification number (ITIN).

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Sales to Third Parties

If you sell your policy to a viatical settlement provider, and the insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. The IRS has also taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charges incurred prior to the sale. This adjustment will result in a higher taxable gain than had the basis not been reduced.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, the Medicare Hospital Insurance tax that currently applies to individuals as a percentage of their wages or self employment income will increase from 2.9% to 3.8%. Additionally, the tax will also apply to net investment income which is defined to include non qualified annuities and net gain attributable to the disposition of property. The tax is applicable when specific income thresholds are met. The threshold for married filing jointly is $250,000, for married filing separately it is $125,000, and for single filers it is $200,000. If an individual does not meet the applicable threshold, the tax on investment income does not apply. If the tax does apply, the 3.8% rate is applied to the lesser of 1) net investment income or 2) the excess of the individual’s modified adjusted gross income over the applicable threshold above. The IRS and Department of Treasury have not yet provided guidance regarding this new tax as it applies to annuities and life insurance contracts. Individuals should consult their tax advisor if they have questions on how the Medicare Hospital Insurance tax may affect amounts received by way of distributions, surrenders or sale of their policy.

Other Information

Other Policy Rights and Limitations

Right to Assign the Policy

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Your Voting Rights

We are the legal owner of the fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy. This right is limited to the extent you are invested in those divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policy owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The number of shares of any fund, attributable to your policy, is determined by dividing the account value held in that division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when the representative believes that the security is suitable for the customer.

Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance policy, you should consider whether among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the policy;
•	you can afford to pay the applicable policy charges to keep the policy in force;
•	you understand how the policy charges impact your policy’s account value;
•	you understand your account value will fluctuate when allocated to the Separate Account;

•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your account value in the first year;
•	you understand whether your registered representative will receive more compensation for selling this life insurance policy rather than another;
•

you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you: 1) the limitations on account value access; and 2) the impact of account value fluctuations on variable death benefit options.

Possible Restrictions on Financial Transactions

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

Delay of Payment of Proceeds from the GPA

We may delay payment of any cash surrender values, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Delay of Payment of Proceeds from the Separate Account

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

i.	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings);
ii.	trading is restricted by the SEC;
iii.	the SEC declares an emergency exists, and
iv.	the SEC, by order, permits us to delay payment in order to protect our owners.

Reservation of Company Rights to Change the Policy or Separate Account

We reserve the right to make certain material changes to the Separate Account. Specifically, we reserve the rights to:

•	create new divisions of the Separate Account;
•	create new Separate Accounts and new segments;
•	combine any two or more Separate Account segments or divisions;
•	make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•

invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases.

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	substitute one or more funds for other funds with similar investment objectives;
•	delete funds or close funds to future investments, and
•	change the name of the Separate Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more of the rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Distribution

The policies are no longer for sale to the public. While the policies were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the separate account, MMLIS serves as principal underwriter of the policies sold by its registered representatives and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

MassMutual also contracted with outside firms who acted as Wholesale Distributors and who may have assisted Broker-Dealers or their registered representatives in offering and selling the policies. Wholesale Distributors may provide training, marketing and other sales-related functions to Broker-Dealers and their registered representatives. Wholesale Distributors may also provide certain administrative services to MassMutual in connection with the policies (collectively referred to as Services). Some Wholesale Distributors are also Broker-Dealers who were authorized on their own behalf to sell the policy. MassMutual (through MML Distributors) compensates these Wholesale Distributors for their Services.

Commissions and Allowances Paid to MMLIS and Broker-Dealers

Commissions are paid to MMLIS and all Broker-Dealers involved in the sale of the policy. MassMutual pays commissions for policies sold by MMLIS registered representatives through MMLIS to those registered representatives. MassMutual pays commissions for policies sold by registered representatives of other Broker-Dealers through MML Distributors to those Broker-Dealers.

Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender and risk classification of the insured. We also pay a renewal commission after the first Policy Year that is a percentage of the average monthly account value for the policies.

We also pay expense reimbursement and other allowances in connection with the sales of the policies.

The Statement of Additional Information contains more detail on the maximum commission percentages and allowances payable under the policy.

Wholesale Distributor Compensation

MassMutual pays commissions and allowances to Wholesale Distributors who were authorized to sell the policies on their own behalf. MassMutual pays allowances to Wholesale Distributors who provide Services to a Broker-Dealer in connection with the sales of the policies. MassMutual may also pay compensation to the Wholesale Distributor in the event that the Target Premium for all life insurance products credited to the Wholesale Distributor equals or exceeds preset Target Premium thresholds in certain years (Progressive Compensation). The Progressive Compensation payment schedule may vary for specific Wholesale Distributors.

The Target Premium for Wholesale Distributors referenced in this section is premium paid for all MassMutual individual life insurance products credited to the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

The Statement of Additional Information contains more detail on the maximum Wholesale Distributor compensation payable under the policy.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

Additional Payments to Wholesalers

In addition to the commissions described above, MassMutual may make cash payments to certain Wholesalers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The Wholesaler may use these payments for any reason, including helping offset the costs of the conference or educational seminar.

We may also make cash payments to Wholesalers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of wholesale support being provided. These payments are not made in connection with the sale of specific policies.

These additional payments are not offered to all Wholesalers and the terms of these arrangements may differ. Any such payments will be paid by MassMutual out of our assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the Broker-Dealers who place business through Wholesalers that receive such payments and may have influenced the way that a Broker-Dealer or Wholesaler marketed the policy.

Compensation in General

The compensation arrangements described in the paragraphs above may have provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact, as applicable, MMLIS, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Legal Proceedings

MML Bay State is involved in litigation (including class action lawsuits), arbitrations, and other legal proceedings. Some of these proceedings involve requests for substantial or unspecified compensatory and punitive damages. From time to time, MML Bay State is also subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. MML Bay State has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

While it is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action, MML Bay State does not believe any such action or proceeding will have a material adverse impact upon the separate account, the ability of the principal underwriters to perform their contracts with the separate account, or the ability of MML Bay State to meet its obligations under the policy. However, the outcome of a particular proceeding may be material to MML Bay State’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MML Bay State’s income for the period. For more information regarding MML Bay State’s litigation and other legal proceedings, see the notes to MML Bay State’s financial statements contained within the Statement of Additional Information.

Financial Statements

We have included our statutory financial statements and those of the Separate Account in the Statement of Additional Information.

Appendix A

Hypothetical Examples of the Impact of the Minimum Face Amount

Example I

Assume the following:

•	Death Benefit Option 1
•	Selected Face Amount is $500,000
•	Account value is $50,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit for death benefit option 1 is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $500,000 based on the greater of:

•	$500,000 or
•	$50,000 x 2.15 = $107,500

Example II:

Assume the following:

•	Death Benefit Option 1
•	Selected Face Amount is $500,000
•	Account value is $250,000
•	No policy debt
•	Insured’s attained age is 45
•	Minimum Face Amount Percentage is 2.15

The death benefit for death benefit option 1 is the greater of the selected face amount or the minimum face amount. The minimum face amount is calculated by multiplying the account value times the minimum face amount percentages.

The death benefit will be $537,500 based on the greater of:

•	$500,000 or
•	$250,000 x 2.15 = $537,500

Hypothetical Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Selected face amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (selected face amount plus account value).

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Hypothetical Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the selected face amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a selected face amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the selected face amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy selected face amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the selected face amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the selected face amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a selected face amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the selected face amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the selected face amount plus the account value. Since the death benefit does not change as the result of a death benefit option change, the selected face amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain at $700,000.

The Statement of Additional Information (SAI) contains additional information about the Separate Account and the policy. The SAI is legally incorporated into this prospectus by reference and it is legally part of this document. We file the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a Web site (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, or for general inquiries, contact our Administrative Office:

MassMutual Customer Service Center

PO Box 1865

Springfield, MA 01102-1865

1-800-272-2216

You can also request, free of charge, a personalized illustration of death benefits, surrender values, and cash values from your registered representative or by calling the MassMutual Customer Service Center.

Investment Company Act file number: 811-03542

Securities Act file number: 033-82060

Class (Contract) Identifier: C000030140

STATEMENT OF ADDITIONAL INFORMATION

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2011

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2011, for the Variable Life Select (VLS) policy. The VLS policy and its prospectus may be referred to in this SAI.

For a copy of the VLS prospectus, contact your registered representative, our Administrative Office by mail at PO Box 1865, Springfield, Massachusetts, 01102-1865, or by phone (1-800-272-2216), or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at http://www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	9
• The Separate Account	2	17

Services	2

Additional Information About the Operation of the Policy and the Registrant	2
• Purchase of Shares in Underlying Investment Funds	2
• Annual Reports	2
• Incidental Benefits	3
• Benefits Available by Rider	3	32

Underwriters	5	44
• Commissions	6
• Allowances/Overrides	7
• Progressive Compensation	7

Additional Information About Charges	7	33
• Sales Load	7
• Underwriting Procedures	8
• Increases in Selected Face Amount	9	29

Performance Data	9

Experts	10

Financial Statements	10

Variable Life Select

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (“MML Bay State” or “the Company”). MML Bay State, a Connecticut corporation that was originally incorporated on April 1, 1935, is a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MML Bay State’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The Separate Account

The Company’s Board of Directors established the Separate Account (MML Bay State Variable Life Separate Account I) on June 9, 1982, as a separate investment account of MML Bay State. It was established in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. The Separate Account is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account, the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in Underlying Investment Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the underlying funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying fund’s board to resolve the conflict.

Annual Reports

Each year within the 30 days following the policy anniversary date, we will mail the policy owner a report showing the following policy information:

i.	the account value at the beginning of the previous policy year,

Variable Life Select

Statement of Additional Information

2

ii.	all premiums paid since that time,

iii.	all additions to and deductions from the account value during the year, and

iv.	the account value, death benefit, net surrender value and policy debt as of the last policy anniversary.

This report may contain additional information if required by any applicable law or regulation.

Incidental Benefits

Benefits Available by Rider

The following additional benefits are available by rider. You must qualify for the additional benefits and, in most cases, you must request them. The additional benefits are subject to the terms of both the rider and the policy. The cost of each rider is described in the prospectus. If you choose to add a rider for which we charge, you may cancel it at any time upon written request.

The terms and conditions of the riders may vary from state to state and are subject to state availability; however, the Accidental Death Benefit and Insurability Protection Riders will not be issued for existing policies after December 31, 2008.

Accelerated Death Benefit Rider. This rider advances to the owner a portion of the policy’s death benefit, when we receive proof, satisfactory to us, that the insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy equal to the amount of benefit accelerated. Interest is not charged on the lien.

An accelerated benefit will be paid when the following requirements are met: (1) we receive the owner’s written request for payment of an accelerated death benefit under the policy, (2) we receive the insured’s written authorization to release medical records to us, (3) we receive the written consent to this request of any assignee and any irrevocable beneficiary under the policy, and (4) we receive proof, satisfactory to us, that the insured has a terminal illness as defined in the rider.

The amount of the death benefit under the policy that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (the “Eligible Amount”) is equal to the excess of:

•	the base policy death benefit over the policy value (or account value less surrender charge); and

•

the amount payable under any life insurance rider, as long as the rider provides level or increasing coverage for at least two years after the acceleration date. All other riders are excluded from the Eligible Amount.

The owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and

•

the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates.

The benefit payment under this rider will be reduced by:

•	interest at the annual interest rate we have declared for policies in this class; and

•	a fee of not more than $250.

After the accelerated benefit payment is made, this policy will remain in force and premiums and charges will continue in accordance with the policy provisions.

Variable Life Select

Statement of Additional Information

3

Benefits under the rider may be taxable. The owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider automatically terminates on the date:

•	an accelerated benefit payment is made, or

•	the policy terminates for any reason, or

•	the policy matures, or

•	the policy is changed to a different policy on which the rider is not available, or

•	two years before coverage under the policy is scheduled to terminate.

Where this rider is available, it is included automatically with the policy.

Accidental Death Benefit Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides an additional death benefit if the insured’s death was caused by accidental bodily injury. The minimum rider coverage is $15,000.

Proof of the accidental death must be provided to us at our Administrative Office. The proof must show that the insured’s death occurred: (1) as a direct result of an accidental bodily injury independent of all other causes, and (2) within 180 days after the injury was received, and (3) while the policy and rider were in force, and (4) on or after the insured’s first birthday.

No rider benefit will be paid if the insured’s death results directly or indirectly from: (1) suicide, (2) war, (3) military service, (4) aviation travel as a pilot, crew member, or while giving or receiving training, (5) natural causes, (6) drugs, (7) any injury received while committing a felony. These exclusions are more fully explained in the rider.

The rider terminates automatically: (1) on the expiration date of the rider, (2) upon termination of the policy for any reason, or (3) at the end of the 61 day grace period provided by the policy.

Death Benefit Guarantee Rider. This rider guarantees that the policy will not terminate, during the guarantee period, if its account value is insufficient to cover the monthly charges on a Monthly Calculation Date as long as the minimum premium requirement is met. The guarantee period ends at the earlier of: (a) the insured’s attained age 70, or (b) 40 years from the policy date. The minimum premium requirement is met if the sum of all of the premiums paid for the policy, minus any withdrawals and policy debt, exceeds the sum of the minimum monthly policy premiums as defined in the rider.

The rider will terminate: (1) on the rider expiration date, (2) upon termination of the policy for any reason other than insufficient account value, (3) if the selected face amount of the policy is reduced to an amount less than $50,000, or (4) at the end of the rider’s 61-day grace period after failure to meet the policy premium requirement and to pay an amount of premium sufficient to maintain the guarantee. Once the rider terminates it cannot be reinstated.

Disability Benefit Rider. This rider provides that we will apply a monthly benefit amount to the policy while the insured is totally disabled, as defined in the rider. The disability benefit amount will be the greater of (a) the specified monthly amount for the rider as shown in the policy Schedule Pages, or (b) a net premium payment equal to the sum of all monthly charges due on the monthly calculation date. The benefits will be provided after the insured has been totally disabled for six months and all conditions of the rider have been met.

The benefits under the rider end once the insured is no longer totally disabled, satisfactory proof of continued disability is not provided to us as required, the insured refuses or fails to have an examination we require, or the day before the insured’s attained age 70, if total disability began on or after the insured’s attained age 60.

Variable Life Select

Statement of Additional Information

4

Insurability Protection Rider. This rider is no longer issued. For policy owners who currently own this rider, it provides the right to increase the selected face amount of the policy without evidence of insurability on certain option dates as defined in the rider. A written application is required to elect an increase in the selected face amount. The completed application and any premium payment needed for the increase must be received at our Administrative Office by the end of the option period.

The minimum increase is $15,000. The maximum increase will be listed in the policy’s Schedule Page.

There are two types of option dates, regular and substitute. Regular option dates coincide with the policy anniversary nearest the insured’s 25th birthday and end with the policy anniversary nearest the insured’s 43rd birthday. Substitute option dates occur 60 days after the insured’s marriage, the birth of the insured’s child or adoption of a child by the insured. In the event of multiple births, the maximum increase will be the benefit amount listed in the policy’s Schedule Page multiplied by the number of children born.

A substitute option date can be exercised only if there is a subsequent regular option date. When exercising a substitute option date, the subsequent regular option date cannot be exercised. Failure to exercise an option date does not impact your ability to exercise a future option.

While the rider is in force, term insurance, equal to the rider benefit listed in the policy’s Schedule Page, is provided during the 60-day period before each option date on which an increase may be elected. If the insured dies during this period, the term insurance is added to the policy’s death benefit.

The rider terminates: (1) after the last regular option date as shown in the policy’s Schedule page, (2) if the policy terminates for any reason, or (3) election of an increase on a substitute option date if that increase is the last one that may be elected under the rider.

Right to Exchange Insured Endorsement. This endorsement allows you to substitute a new insured in place of the current insured under the policy without incurring surrender charges. A substitute of insured is allowed if the policy is in force and has been so for at least one year, you have an insurable interest in the life of the substitute insured, and the substitute insured’s attained age does not exceed 75 on the date of the exchange.

An application and evidence of insurability satisfactory to us is required for the substitute insured.

All monthly charges after the substitution will be based on the life and risk class of the substitute insured.

The endorsement is included automatically with the policy at no charge; however, before a substitution can become effective, we require payment of a $75 fee. The endorsement will not be added to a policy if the issue age of the base insured is older than attained age 65.

Substituting a new insured under the policy may have adverse tax consequences under current federal tax law. Please consult your tax advisor.

UNDERWRITERS

Pursuant to separate underwriting agreements with MassMutual and the separate account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual, serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors. Prior to January 1, 2011, MMLIS was known as MML Investors Service, Inc.

Both MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. They are registered with the Securities and Exchange Commission (the SEC) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered

Variable Life Select

Statement of Additional Information

5

representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

During the past three years, MML Distributors and MMLIS were paid the compensation amounts shown below.

Year	MML Distributors	MMLIS
2010	$13,969	$689,616
2009	$22,759	$438,207
2008	$23,501	$437,307

The offering is on a continuous basis.

The compensation arrangements described in the paragraphs below may provide a registered representative with an incentive to sell the policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in the prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her Broker-Dealer, depending on the agreement between the representative and his firm. We are not involved in determining compensation paid to a registered representative of an unaffiliated Broker-Dealer. You may contact, as applicable, MMLIS, your Broker-Dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.

Commissions

We pay some commissions as a percentage of the premium paid in each year of coverage. The commissions distinguish between premiums paid up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender, and risk classification of the insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year after the first Policy Year.

The maximum commission percentages we pay to MMLIS registered representatives and Broker-Dealers (not including Wholesale Distributors who are Broker-Dealers) are:

Policy Year	% of Premium Paid Up to Target Premium	% of Premium Paid in Excess of Target Premium
1	50%	2%
2-5	6%	2%
6-7	5%	2%
8-10	4%	2%
11-20	2%	2%

For Policy Years 2-20, we pay a commission of 0.15% of the average monthly account value after the first Policy Year. For Policy Years 21 and beyond we pay a maximum commission of 0.05% of the average monthly account value.

Variable Life Select

Statement of Additional Information

6

Commissions and other allowances will be paid through MML Distributors to agents and selling brokers for selling the policy, VLS. During the last three years, commissions, as defined in the prospectus, were paid through MML Distributors and MMLIS as shown below.

Year	MML Distributors	MMLIS
2010	$173,286	$3,598,179
2009	$289,291	$1,884,148
2008	$297,012	$2,292,850

Allowances/Overrides

MassMutual, through MML Distributors, pays expense reimbursement and other allowances in connection with the sale of the policies. The maximum allowance percentage we pay to Broker-Dealers (who are not Wholesalers) is 98% of the first year commission.

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency.

The maximum allowance percentage we pay to Wholesale Distributors is 98% of the first Policy Year commission. The maximum overrides we pay to Wholesale Distributors are as follows: for Policy Years 2-5, we pay 3% to Target Premium, for Policy Years 6-10 we pay 2% up to Target Premium, and for Policy Year 11 and beyond we pay 1.5% up to Target Premium. For Policy Years 1-20, we pay 1% over Target Premium. For Policy Years 2-20, we pay 0.05% of the average monthly account value after the first Policy Year. For Policy Years 21 and beyond we pay 0.02% of the average monthly account value.

Progressive Compensation

MassMutual may pay Progressive Compensation to Wholesale Distributors for Services in the event that the Target Premium placed through the Wholesale Distributor equals or exceeds preset Target Premium projections in certain years. The Progressive Compensation payment schedule for Wholesale Distributors may vary for specific Wholesale Distributors.

A Wholesale Distributor may qualify for a maximum of 15% of Target Premium in the first Policy Year if the Wholesale Distributor has typically produced more than $500,000 in Target Premium, which may be negotiated or eliminated. The maximum Progressive Compensation paid to a Wholesale Distributor in subsequent Policy Years is as follows: 3% of Target Premium during Policy Years 2-5.

The Target Premium includes premium paid for other MassMutual individual life insurance products placed through the Wholesale Distributor including traditional whole life, term, and universal life insurance policies as well as variable life insurance policies.

ADDITIONAL INFORMATION ABOUT CHARGES

Sales Load

We deduct a premium expense charge from each premium payment you make. The deduction is taken before any premium is applied to the policy. The maximum we will deduct is 4% of any premium paid.

There is a charge if you fully surrender your policy or if you decrease the selected face amount. Generally, these charges will apply during:

•	the first 15 years of coverage, and

•	the first 15 years after each increase in selected face amount.

Variable Life Select

Statement of Additional Information

7

However, in no event will we deduct surrender charges after the insured’s attained age 99.

The surrender charge has two parts.

1.	Administrative Surrender Charge

The administrative component of the surrender charge applies during the first 10 policy years of each segment. This charge reimburses us for expenses incurred in issuing the policy and selected face amount increases.

The administrative surrender charge remains level for years one through five and then decreases by 1.6666% each month during years six through ten. It is zero in years eleven and beyond.

In no case, however, will the administrative surrender charge ever exceed $5 per $1000 of selected face amount.

2.	Sales Load Surrender Charge

The sales load component of the surrender charge is a percentage of the premium paid and applies during the first 15 policy years of each segment. The charge reimburses us for acquisition costs.

The sales load surrender charge percentage remains level for years one through ten and decreases in years eleven through fifteen. The sales load surrender charge is zero in years sixteen and beyond.

The sales load surrender charge will increase if the premium paid increases but, in no case, will the charge ever exceed 26% of the premiums paid for the coverage up to the surrender charge band, plus 4% of premiums paid in excess of the surrender charge band.

The surrender charge band is set forth in the policy. It is based on the selected face amount and varies by the insured’s issue age and gender.

This surrender charge is also sometimes called a “deferred sales load”. The charge compensates us for expenses incurred in issuing the policy, and for the recovery of acquisition costs.

The surrender charge is a charge against the account value of the policy. The deduction is taken from the Separate Account divisions and the non-loaned portion of the guaranteed principal account in proportion to the values in each on the effective date of the surrender or decrease in selected face amount.

We calculate surrender charges separately for the initial selected face amount and for each increase in the selected face amount. They are based on the policy’s selected face amount, the insured’s age, gender, risk classification, and coverage year. The surrender charge for the policy is the sum of the surrender charges for the initial selected face amount and all selected face amount increases.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange the policy for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call the MassMutual Customer Service Center.

Underwriting Procedures

Before issuing a policy we required evidence of insurability. This means that, (1) you had to complete an application and submit it to our Administrative Office, and (2) we usually required that the insured have a medical examination. Acceptance was subject to completion of all underwriting requirements and our underwriting rules.

Variable Life Select

Statement of Additional Information

8

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the policy specifications pages, which are based on the 1980 Commissioners’ Standard Ordinary Mortality Table (1980 CSO), male or female (unisex rates may be required in some states), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday.

Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), the Nonsmoker or Smoker Table, and age of the insured on their nearest birthday plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.

There are three non-rated classes: preferred non-smoker, non-smoker, and smoker.

Increases in Selected Face Amount

A face amount increase is accomplished by issuing an additional insurance coverage segment. Each such segment has a distinct issue age and risk class.

It is possible for risk classes of prior segments to change in order to match the risk class of a new segment. In cases where the risk classes are different, the Company may change the risk class of prior segments if doing so will reduce the insurance charges associated with the prior segments. However, the Company will not change the risk classes of prior segments when the face amount increase coincides with a conversion of an existing term life insurance policy, unless evidence of insurability acceptable to us is provided. In addition, the Company will not change the risk classes of prior segments if doing so will increase the insurance charges associated with the prior segments. Changing the risk classes of prior segments may impact the maximum premium limits, MEC premiums and minimum death benefit under the Cash Value Accumulation Test.

If you increase the face amount, the insurance charge will increase. In addition, a separate surrender charge schedule will apply during the first 15 years of the segment’s coverage.

Premium payments received once an increase in face amount becomes effective will be allocated to each segment of the face amount. The premium allocation will be made on a pro rata basis. If the policy’s account value (or cash surrender value if there is policy debt) is insufficient to continue the changed policy in force for three months at the new monthly charges and interest, we will require a premium payment sufficient to increase the account value to such an amount.

PERFORMANCE DATA

From time to time, we may report historical performance for the divisions of the Separate Account available under the policy. The investment performance figures are calculated using the actual historical performance of the investment options for the periods shown in the report. When applicable, the performance will include periods before the policy was available for sale.

The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns will not reflect any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report actual historical performance of the investment funds underlying each division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against

Variable Life Select

Statement of Additional Information

9

the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.

We currently post investment performance reports for VLS on our Web site at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling the MassMutual Customer Service Center at 1-800-272-2216, Monday – Friday, 8 AM to 8 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of MML Bay State Variable Life Separate Account I as of December 31, 2010 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of MML Bay State Life Insurance Company as of December 31, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2010, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 21, 2011 includes explanatory language that states that the Company prepared the statutory financial statements of MML Bay State Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, (“statutory accounting practices”) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for variable annuity reserves and deferred income tax assets in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2010

Statements of Operations and Changes in Net Assets for the years ended December 31, 2010 and 2009

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2010 and 2009

Statutory Statements of Income (Loss) for the years ended December 31, 2010, 2009, and 2008

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2010, 2009, and 2008

Statutory Statements of Cash Flows for the years ended December 31, 2010, 2009, and 2008

Notes to Statutory Financial Statements

Variable Life Select

Statement of Additional Information

10

Report of Independent Registered Public Accounting Firm

The Board of Directors of MML Bay State Life Insurance Company and

Policy owners of MML Bay State Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of MML Bay State Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2010, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of MML Bay State Variable Life Separate Account I as of December 31, 2010, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 1, 2011

MML Bay State Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

ASSETS
Investments
Number of shares	1,181,673	1,045,949	5,043,603	11,877,520	1,027,392	1,567,060	8,251,737	646,804	1,298,880	3,287,310	2,031,279	1,091,438	1,496,142

Identified cost	$7,960,107	$28,753,125	$75,309,088	$254,088,035	$14,219,133	$19,284,462	$8,245,884	$6,150,753	$44,534,585	$89,262,695	$10,270,955	$41,915,488	$33,211,345

Value	$7,149,125	$24,977,254	$86,149,336	$232,499,367	$16,191,693	$20,060,342	$8,243,906	$5,996,540	$52,409,791	$99,605,490	$11,334,539	$50,806,460	$36,790,135
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from MML Bay State Life Insurance Company	156	377	-	-	431	-	-	32,817	-	-	-	27,369	-

Total assets	7,149,281	24,977,631	86,149,336	232,499,367	16,192,124	20,060,342	8,243,906	6,029,357	52,409,791	99,605,490	11,334,539	50,833,829	36,790,135

LIABILITIES
Payable to MML Bay State Life Insurance Company	-	-	9,339	22,218	-	28,724	8,699	-	6,457	1,931	35,074	-	1,558

NET ASSETS	$7,149,281	$24,977,631	$86,139,997	$232,477,149	$16,192,124	$20,031,618	$8,235,207	$6,029,357	$52,403,334	$99,603,559	$11,299,465	$50,833,829	$36,788,577

Outstanding units
Policy owners	6,651,166	15,239,423	28,055,825	85,025,810	16,175,412	7,006,000	5,071,290	3,606,374	18,504,328	30,642,040	4,252,876	24,829,094	17,295,928

UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Plus	-	-	4.67	4.75	0.96	4.37	2.18	-	-	1.47	-	-	1.88
Variable Life Select	1.07	1.64	2.16	2.04	1.04	2.35	1.49	1.67	2.83	3.99	2.66	2.05	2.37

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2010

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$102,723	$284,098	$1,759,239	$4,001,597	$328,830	$753,198	$2,822	$41,693	$88,715	$1,179,405	$1,144,069	$-	$-
Interest	-	-	23,057	65,302	-	9,887	1,662	-	-	-	-	-	-

Total income	102,723	284,098	1,782,296	4,066,899	328,830	763,085	4,484	41,693	88,715	1,179,405	1,144,069	-	-

Expenses
Mortality and expense risk fees	37,230	124,243	387,753	1,048,247	96,240	99,090	45,289	29,713	273,395	459,479	63,437	242,402	156,422

Net investment income (loss)	65,493	159,855	1,394,543	3,018,652	232,590	663,995	(40,805)	11,980	(184,680)	719,926	1,080,632	(242,402)	(156,422)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(308,202)	(829,955)	848,854	(6,635,136)	(8,226)	49,006	199	(378,078)	(15,302)	2,131,054	163,996	(173,560)	474,410
Realized gain distribution	-	10,338	-	-	-	95,768	-	-	-	-	-	-	1,848,524

Realized gain (loss)	(308,202)	(819,617)	848,854	(6,635,136)	(8,226)	144,774	199	(378,078)	(15,302)	2,131,054	163,996	(173,560)	2,322,934

Change in net unrealized appreciation/depreciation of investments	1,100,062	4,217,600	7,231,013	32,916,760	2,382,072	440,138	(2,813)	1,507,833	4,405,093	9,792,636	309,079	11,313,260	5,934,248

Net gain (loss) on investments	791,860	3,397,983	8,079,867	26,281,624	2,373,846	584,912	(2,614)	1,129,755	4,389,791	11,923,690	473,075	11,139,700	8,257,182

Net increase (decrease) in net assets resulting from operations	857,353	3,557,838	9,474,410	29,300,276	2,606,436	1,248,907	(43,419)	1,141,735	4,205,111	12,643,616	1,553,707	10,897,298	8,100,760

Capital transactions:
Transfer of net premiums	660,008	1,671,206	6,511,757	21,202,161	1,574,242	1,222,171	743,045	406,884	4,846,521	6,185,132	793,705	5,159,470	2,056,901
Transfers due to death benefits	(38,400)	(49,602)	(406,023)	(1,534,511)	(26,853)	(90,533)	(171,474)	(29,107)	(110,305)	(265,629)	(67,030)	(118,939)	(131,986)
Transfers due to withdrawal of funds	(375,468)	(1,059,551)	(4,605,060)	(11,468,298)	(694,004)	(665,311)	(4,864,126)	(241,901)	(3,077,772)	(4,456,656)	(532,764)	(2,790,733)	(1,576,071)
Transfers due to policy loans, net of repayments	(79,465)	(325,316)	(1,448,794)	(4,423,107)	(199,229)	(166,240)	(99,617)	(51,401)	(902,352)	(1,346,914)	(97,038)	(866,516)	(510,658)
Transfers due to cost of insurance	-	-	(75,760)	(128,052)	-	(17,740)	(12,248)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(519,366)	(1,618,722)	(6,648,399)	(19,159,768)	(1,081,145)	(1,559,904)	(844,486)	(348,392)	(3,964,027)	(5,807,173)	(760,933)	(3,646,288)	(2,120,361)
Transfers between divisions and to/from Guaranteed Principal Account	(238,231)	(67,340)	(311,265)	(2,548,651)	(6,585,633)	424,115	4,616,231	(18,335)	(1,179,489)	9,216,300	(3,733,059)	(1,093,301)	(40,612)

Net increase (decrease) in net assets resulting from capital transactions	(590,922)	(1,449,325)	(6,983,544)	(18,060,226)	(7,012,622)	(853,442)	(632,675)	(282,252)	(4,387,424)	3,525,060	(4,397,119)	(3,356,307)	(2,322,787)

Total increase (decrease)	266,431	2,108,513	2,490,866	11,240,050	(4,406,186)	395,465	(676,094)	859,483	(182,313)	16,168,676	(2,843,412)	7,540,991	5,777,973
NET ASSETS, at beginning of the year	6,882,850	22,869,118	83,649,131	221,237,099	20,598,310	19,636,153	8,911,301	5,169,874	52,585,647	83,434,883	14,142,877	43,292,838	31,010,604

NET ASSETS, at end of the year	$7,149,281	$24,977,631	$86,139,997	$232,477,149	$16,192,124	$20,031,618	$8,235,207	$6,029,357	$52,403,334	$99,603,559	$11,299,465	$50,833,829	$36,788,577

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2009

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Investment income
Dividends	$310,664	$275,643	$2,035,899	$5,297,620	$462,540	$829,514	$6,616	$21,987	$143,845	$1,606,975	$-	$66,937	$-
Interest	-	-	33,660	55,519	-	7,360	425	-	-	-	-	-	-

Total income	310,664	275,643	2,069,559	5,353,139	462,540	836,874	7,041	21,987	143,845	1,606,975	-	66,937	-

Expenses
Mortality and expense risk fees	34,999	108,787	356,479	950,606	88,185	94,833	52,368	25,098	247,531	377,675	203,949	71,573	127,310

Net investment income (loss)	275,665	166,856	1,713,080	4,402,533	374,355	742,041	(45,327)	(3,111)	(103,686)	1,229,300	(203,949)	(4,636)	(127,310)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(411,669)	(1,449,791)	(1,872,038)	(18,684,123)	(297,834)	(72,350)	1,322	(972,394)	(2,164,343)	(354,695)	(2,554,405)	8,140	(179,430)
Realized gain distribution	-	5,481	-	-	-	223,290	-	-	-	1,532,232	-	10,089	30,722

Realized gain (loss)	(411,669)	(1,444,310)	(1,872,038)	(18,684,123)	(297,834)	150,940	1,322	(972,394)	(2,164,343)	1,177,537	(2,554,405)	18,229	(148,708)

Change in net unrealized appreciation/ depreciation of investments	1,177,984	7,356,193	14,447,051	67,347,603	4,192,320	858,016	(640)	2,401,019	18,867,797	21,773,685	13,457,865	2,183,389	10,179,025

Net gain (loss) on investments	766,315	5,911,883	12,575,013	48,663,480	3,894,486	1,008,956	682	1,428,625	16,703,454	22,951,222	10,903,460	2,201,618	10,030,317

Net increase (decrease) in net assets resulting from operations	1,041,980	6,078,739	14,288,093	53,066,013	4,268,841	1,750,997	(44,645)	1,425,514	16,599,768	24,180,522	10,699,511	2,196,982	9,903,007

Capital transactions:
Transfer of net premiums	765,871	1,836,717	7,080,911	23,340,811	1,721,913	1,243,486	828,310	486,646	5,422,631	6,402,250	5,661,245	1,164,738	2,204,101
Transfers due to death benefits	(36,974)	(80,333)	(366,637)	(1,002,010)	(19,114)	(58,090)	(53,235)	(8,679)	(142,872)	(219,084)	(88,732)	(22,776)	(56,917)
Transfers due to withdrawal of funds	(476,590)	(1,210,866)	(4,529,240)	(11,061,512)	(772,075)	(1,777,628)	(6,318,951)	(475,455)	(2,975,596)	(3,941,358)	(2,036,250)	(562,618)	(1,515,994)
Transfers due to policy loans, net of repayments	(102,310)	(362,777)	(363,562)	(4,154,766)	(223,855)	(194,051)	(283,109)	(109,483)	(792,047)	(1,532,896)	(850,508)	(191,430)	(519,426)
Transfers due to cost of insurance	-	-	(73,247)	(114,544)	-	(11,371)	(6,744)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(588,645)	(1,653,116)	(7,068,818)	(20,345,415)	(1,129,622)	(1,601,160)	(954,736)	(352,327)	(4,209,277)	(5,925,740)	(3,682,613)	(871,686)	(2,106,146)
Transfers between divisions and to/from Guaranteed Principal Account	(321,783)	(737,027)	(668,360)	(4,440,781)	(368,139)	1,730,303	4,794,046	(141,599)	(1,218,395)	(1,516,145)	(867,932)	27,865	(417,456)

Net increase (decrease) in net assets resulting from capital transactions	(760,431)	(2,207,402)	(5,988,953)	(17,778,217)	(790,892)	(668,511)	(1,994,419)	(600,897)	(3,915,556)	(6,732,973)	(1,864,790)	(455,907)	(2,411,838)

Total increase (decrease)	281,549	3,871,337	8,299,140	35,287,796	3,477,949	1,082,486	(2,039,064)	824,617	12,684,212	17,447,549	8,834,721	1,741,075	7,491,169

NET ASSETS, at beginning of the year	6,601,301	18,997,781	75,349,991	185,949,303	17,120,361	18,553,667	10,950,365	4,345,257	39,901,435	65,987,334	34,458,117	12,401,802	23,519,435

NET ASSETS, at end of the year	$6,882,850	$22,869,118	$83,649,131	$221,237,099	$20,598,310	$19,636,153	$8,911,301	$5,169,874	$52,585,647	$83,434,883	$43,292,838	$14,142,877	$31,010,604

See Notes to Financial Statements.

MML Bay State Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

MML Bay State Variable Life Separate Account I (“Separate Account I”), established on June 9, 1982, is a separate investment account of MML Bay State Life Insurance Company (“MML Bay State”). Separate Account I is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the State of Connecticut. MML Bay State is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains the following three segments within Separate Account I: Variable Life, Variable Life Plus, and Variable Life Select.

The assets and liabilities of Separate Account I are clearly identified and distinguished from MML Bay State’s other assets and liabilities. Separate Account I assets are not chargeable with liabilities arising from any other MML Bay State business.

2.	INVESTMENT OF SEPARATE ACCOUNT I’S ASSETS

As of December 31, 2010, Separate Account I consists of thirteen divisions that invest in the following mutual funds. All of the funds may not be available to all of the three segments of Separate Account I:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio [2]

MML Blend Division	MML Blend Fund [3]

MML Equity Division	MML Equity Fund [3]

MML Equity Index Division	MML Equity Index Fund [4]

MML Managed Bond Division	MML Managed Bond Fund [3]

MML Money Market Division	MML Money Market Fund [3]

MML Small Cap Equity Division	MML Small Cap Equity Fund [3]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA [5]

Oppenheimer Global Securities Division	Oppenheimer Global Securities Fund/VA [5]

Oppenheimer Global Strategic Income Division [6]	Oppenheimer Global Strategic Income Fund/VA [5,6]

Oppenheimer Small- & Mid-Cap Growth Division [7]	Oppenheimer Small- & Mid-Cap Growth Fund/VA [5,7]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [8]

In addition to the thirteen divisions, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[3]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[4]	MassMutual is the investment adviser to this MML Trust Fund pursuant to an investment management agreement.
[5]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, is the investment adviser to the listed Funds.
[6]	Prior to April 30, 2010, Oppenheimer Global Strategic Income was formerly known as Oppenheimer Strategic Bond.
[7]	Prior to April 30, 2010, Oppenheimer Small- & Mid-Cap Growth was formerly known as Oppenheimer MidCap.
[8]	T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (herein referred to as “generally accepted accounting principles”) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to generally accepted accounting principles will be incorporated into the ASC through Accounting Standards Updates (ASU).

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies which depend on Separate Account I’s investment performance. Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5% to 6% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA which is part of the General Account. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. The loan interest rate expense charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. This amount does not participate in Separate Account I’s investment performance.

G.	Policy Owner’s Share of Net Assets

The policy owner’s share of net assets in the Variable Life Segment is expressed in terms of dollars rather than shares or units of investments. Charges assessed by Separate Account I, for the Variable Life Segment as noted in Note 8B, shown as a reduction in units, or a redemption of units, are a reduction of assets.

Notes To Financial Statements (Continued)

H.	Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires the additional disclosure of transfers in and out of Level 1 and Level 2 fair value measurements as well as descriptions of the reasons for the transfers. It also requires separate presentation of purchases, sales, issuances and settlements within the Level 3 reconciliation, which is the schedule for fair value measurements using significant unobservable inputs. This update further clarifies the existing disclosure requirements that a reporting entity should provide fair value measurement disclosure for each class of assets and liabilities. It also requires that the valuation methods and inputs used to develop these fair value measurements be disclosed. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward activity of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Adoption of this standard did not have a significant impact on the Account.

4.	FAIR VALUE OF FINANCIAL STATEMENTS

The Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account I generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account I. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of Separate Account I are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2010. There has been no movement between levels for the year ending December 31, 2010.

Separate Account I does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under U.S. generally accepted accounting principles.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MML Bay State and Separate Account I, MML Investors Services, Inc. (“MMLISI”) serves as principal underwriter of the policies sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of policies by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the policies.

The policies are no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.

B.	Receivable from/Payable to MML Bay State

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

Cost of purchases	$662,424	$1,544,687	$4,562,281	$12,688,028	$1,495,435	$2,351,209	$3,358,879	$435,265	$2,510,374	$14,342,524	$2,247,215	$2,569,421	$3,373,256
Proceeds from sales	(1,187,879)	(2,826,494)	(10,169,707)	(27,771,466)	(8,271,250)	(2,414,509)	(4,030,283)	(742,797)	(7,094,892)	(10,120,165)	(5,543,427)	(6,200,361)	(4,004,914)

7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS The changes in outstanding units for the two years ended December 31, 2010 were as follows:
December 31, 2010	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Global Strategic Income Division	Oppenheimer Small- & Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	736,890	1,252,568	2,445,164	9,294,828	1,816,137	441,808	648,813	309,688	2,001,835	2,211,041	349,629	3,166,598	1,202,059
Units withdrawn	(1,125,909)	(2,204,315)	(4,677,785)	(14,980,312)	(2,145,245)	(937,156)	(4,126,956)	(480,625)	(3,291,875)	(4,159,129)	(604,309)	(4,587,825)	(2,293,695)
Units transferred between divisions and to/from GPA	(228,882)	(74,418)	(191,582)	(1,460,156)	(6,752,643)	86,346	3,101,886	(16,903)	(411,551)	2,232,513	(1,578,669)	(555,410)	(230,171)

Net increase (decrease)	(617,901)	(1,026,165)	(2,424,203)	(7,145,640)	(7,081,751)	(409,002)	(376,257)	(187,840)	(1,701,591)	284,425	(1,833,349)	(1,976,637)	(1,321,807)

December 31, 2009	American Century VP Income & Growth Division	Fidelity® VIP Contrafund® Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division	MML Money Market Division	MML Small Cap Equity Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division

Units purchased	1,030,545	1,753,306	3,601,092	12,730,827	2,316,933	521,568	531,582	476,548	2,715,346	2,988,020	4,431,888	572,209	1,761,509
Units withdrawn	(1,689,102)	(3,145,586)	(5,520,668)	(18,822,880)	(2,796,088)	(1,489,928)	(5,534,083)	(944,255)	(4,030,310)	(5,166,977)	(5,198,355)	(847,399)	(3,080,857)
Units transferred between divisions and to/from GPA	(260,600)	(578,816)	(325,023)	(2,547,676)	(576,916)	647,128	3,746,321	(68,675)	(515,143)	(727,736)	(565,065)	54,283	(521,724)

Net increase (decrease)	(919,157)	(1,971,096)	(2,244,599)	(8,639,729)	(1,056,071)	(321,232)	(1,256,180)	(536,382)	(1,830,107)	(2,906,693)	(1,331,532)	(220,907)	(1,841,072)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2010 follows:

	At December 31,			For the Years Ended December 31,
	Units[4]			Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value[3] (Lowest to Highest)	Net Assets

American Century VP Income & Growth Division
2010	6,651,166	$1.07	$7,149,281	1.52%	0.55%	13.52%
2009	7,269,067	0.95	6,882,850	4.88	0.55	17.45
2008	8,188,224	0.81	6,601,301	2.09	0.55	(34.95)
2007	9,077,132	1.24	11,248,934	1.79	0.55	(0.62)
2006	8,804,519	1.25	10,978,987	1.77	0.55	16.45

Fidelity® VIP Contrafund® Division
2010	15,239,423	1.64	24,977,631	1.26	0.55	16.57
2009	16,265,588	1.41	22,869,118	1.39	0.55	34.97
2008	18,236,684	1.04	18,997,781	0.99	0.55	(42.83)
2007	19,019,881	1.82	34,657,143	0.90	0.55	16.94
2006	22,343,677	1.56	34,814,696	1.28	0.55	11.11

MML Blend Division
2010	28,055,825	2.16 to 4.67	86,139,997	2.11	0.25 to 0.55	11.89 to 12.22
2009	30,480,028	1.93 to 4.17	83,649,131	2.66	0.25 to 0.55	19.89 to 20.25
2008	32,724,627	1.61 to 3.47	75,349,991	3.08	0.25 to 0.55	(23.16) to (22.93)
2007	36,479,949	2.09 to 4.51	108,386,353	3.04	0.25 to 0.55	5.32 to 5.64
2006	38,296,298	1.99 to 4.27	108,416,033	2.73	0.25 to 0.55	11.17 to 11.50

MML Equity Division
2010	85,025,810	2.04 to 4.75	232,477,149	1.84	0.25 to 0.55	14.14 to 14.48
2009	92,171,450	1.79 to 4.15	221,237,099	2.69	0.25 to 0.55	30.00 to 30.39
2008	100,811,179	1.38 to 3.19	185,949,303	-	0.25 to 0.55	(41.90) to (41.73)
2007	109,718,997	2.37 to 5.48	348,811,634	1.99	0.25 to 0.55	3.43 to 3.74
2006	117,771,034	2.29 to 5.29	360,458,221	1.42	0.25 to 0.55	17.36 to 17.71

MML Equity Index Division
2010	16,175,412	0.96 to 1.04	16,192,124	1.69	0.40 to 0.55	14.13 to 14.31
2009	23,257,163	0.84 to 0.91	20,598,310	2.60	0.40 to 0.55	25.64 to 25.83
2008	24,313,234	0.67 to 0.73	17,120,361	-	0.40 to 0.55	(37.49) to (37.39)
2007	19,254,889	1.06 to 1.16	21,448,774	1.66	0.40 to 0.55	4.66 to 4.82
2006	20,135,480	1.01 to 1.11	21,414,424	1.65	0.40 to 0.55	14.91 to 15.08

MML Managed Bond Division
2010	7,006,000	2.35 to 4.37	20,031,618	3.76	0.25 to 0.55	6.38 to 6.70
2009	7,415,002	2.21 to 4.10	19,636,153	4.35	0.25 to 0.55	9.60 to 9.93
2008	7,736,234	2.02 to 3.74	18,553,667	4.80	0.25 to 0.55	1.82 to 2.12
2007	7,812,900	1.98 to 3.66	18,427,439	5.21	0.25 to 0.55	6.51 to 6.83
2006	7,940,697	1.86 to 3.43	17,654,454	4.61	0.25 to 0.55	3.54 to 3.85

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units[4]			Investment Income Ratio[1]	Expenses Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
		Unit Value[3] (Lowest to Highest)	Net Assets

MML Money Market Division
2010	5,071,290	$1.49 to 2.18	$8,235,207	0.03%	0.25 to 0.55%	(0.55) to (0.25)%
2009	5,447,547	1.49 to 2.18	8,911,301	0.07	0.25 to 0.55	(0.48) to (0.18)
2008	6,703,727	1.50 to 2.19	10,950,365	2.03	0.25 to 0.55	1.54 to 1.85
2007	5,839,811	1.48 to 2.16	9,327,866	4.59	0.25 to 0.55	4.15 to 4.47
2006	4,981,484	1.42 to 2.07	7,757,570	4.42	0.25 to 0.55	3.98 to 4.29

MML Small Cap Equity Division
2010	3,606,374	1.67	6,029,357	0.77	0.55	22.70
2009	3,794,214	1.36	5,169,874	0.48	0.55	35.80
2008	4,330,596	1.00	4,345,257	-	0.55	(38.57)
2007	4,739,687	1.63	7,741,549	0.76	0.55	(1.74)
2006	4,413,009	1.66	7,335,886	0.42	0.55	9.89

Oppenheimer Capital Appreciation Division
2010	18,504,328	2.83	52,403,334	0.18	0.55	8.82
2009	20,205,919	2.60	52,585,647	0.32	0.55	43.73
2008	22,036,026	1.81	39,901,435	0.15	0.55	(45.82)
2007	23,459,012	3.34	78,397,910	0.22	0.55	13.52
2006	24,946,308	2.94	73,439,488	0.37	0.55	7.36

Oppenheimer Global Securities Division
2010	30,642,040	1.47 to 3.99	99,603,559	1.35	0.40 to 0.55	15.33 to 15.50
2009	30,357,615	1.27 to 3.46	83,434,883	2.24	0.40 to 0.55	39.01 to 39.21
2008	33,264,308	0.91 to 2.49	65,987,334	1.60	0.40 to 0.55	(40.52) to (40.43)
2007	38,080,764	1.54 to 4.18	128,785,740	1.29	0.40 to 0.55	5.73 to 5.89
2006	38,620,759	1.45 to 3.95	122,719,838	1.00	0.40 to 0.55	17.05 to 17.22

Oppenheimer Global Strategic Income Division
2010	4,252,876	2.66	11,299,465	9.95	0.55	14.34
2009	6,086,225	2.32	14,142,877	0.51	0.55	18.18
2008	6,307,132	1.97	12,401,802	4.71	0.55	(14.68)
2007	4,843,244	2.30	11,161,775	3.52	0.55	9.09
2006	4,886,697	2.11	10,323,954	4.19	0.55	6.90

Oppenheimer Small- & Mid-Cap Growth Division
2010	24,829,094	2.05	50,833,829	-	0.55	26.77
2009	26,805,731	1.62	43,292,838	-	0.55	31.88
2008	28,137,263	1.22	34,458,117	-	0.55	(49.35)
2007	29,961,588	2.42	72,437,684	-	0.55	5.75
2006	32,711,006	2.29	74,787,630	-	0.55	2.39

T. Rowe Price Mid-Cap Growth Division
2010	17,295,928	1.88 to 2.37	36,788,577	-	0.40 to 0.55	27.41 to 27.60
2009	18,617,735	1.48 to 1.86	31,010,604	-	0.40 to 0.55	44.85 to 45.07
2008	20,458,807	1.02 to 1.28	23,519,435	-	0.40 to 0.55	(40.09) to (40.00)
2007	21,976,154	1.70 to 2.14	42,123,219	0.22	0.40 to 0.55	16.87 to 17.05
2006	23,021,536	1.45 to 1.83	37,742,163	-	0.40 to 0.55	6.05 to 6.21

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

[4]	See note 3G with respect to Variable Life.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through the redemption of units for all policies contained within Separate Account I (see note 3G). Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$2.50 to $6.00 per month
This charge is assessed through the redemption of units.

Mortality and Expense Risk Charge These charges are assessed through reduction in unit values.	Effective annual rate of 0.25% to 0.55% of the policy’s average daily net assets in Separate Account I.

Mortality Charge	$0.01688 to $63.89 per $1,000 of insurance risk
This charge is assessed through a redemption of units.

Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of insurance risk
This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount

Loan Interest Rate Expense Charge	Effective annual rate of 0.90% to 1.00% of the loan amount
This charge is assessed through the redemption of units.

Rider Charges: The rider charges do not apply to all segments within Separate Account I. These charges are assessed through the redemption of units.

A. Accidental Death Benefit	$0.06591 to $1.42 per $1,000 of coverage

B. Death Benefit Guarantee	$0.01 per $1,000 of face amount

C. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage

D. Children’s Term	$5.00 per $1,000 of insurance risk

E. Disability Benefit	$0.041 to $0.266 per $1 of monthly deductions $0.009 to $0.149 per $1 of specified premium

F. Renewable Term	$1.53 to $39.37 per $1,000 of insurance risk

G. Waiver of Monthly Charges	$0.036 to $0.349 per $1 of monthly deductions

H. Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of face amount

9.	SUBSEQUENT EVENTS

The Account’s management has reviewed events occurring through March 1, 2011, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Shareholder of

    MML Bay State Life Insurance Company:

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company (the “Company”) as of December 31, 2010 and 2009, and the related statutory statements of income (loss), changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2010. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2010, on the basis of accounting described in Note 2.

As discussed in the notes to the statutory financial statements, the Company changed its accounting for variable annuity reserves (Note 2c) and deferred income tax assets (Note 3) in 2009.

/s/ KPMG LLP

February 21, 2011

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2010	2009

	($ In Millions Except for Par Value)
Assets:

Bonds	$143	$164
Mortgage loans	7	8
Policy loans	94	99
Cash, cash equivalents and short-term investments	32	(3)

Total invested assets	276	268

Investment income due and accrued	2	3
Insurance amounts receivable	23	6
Federal income taxes	5	5
Deferred income taxes	8	8

Total assets excluding separate accounts	314	290

Separate account assets	4,099	4,055

Total assets	$4,413	$4,345

Liabilities and Shareholder’s equity:

Policyholders’ reserves	$112	$115
Liabilities for deposit-type contracts	3	2
Contract claims and other benefits	16	16
Transfers due to (from) separate accounts	9	(9)
Payable to affiliate	3	3
Asset valuation reserve	1	-
Other liabilities	18	5

Total liabilities excluding separate accounts	162	132

Separate account liabilities	4,099	4,055

Total liabilities	4,261	4,187

Shareholder’s equity:
Common stock, $200 par value 50,000 shares authorized 12,501 shares issued and outstanding	2	2
Paid-in and contributed surplus	144	147
Surplus	6	9

Total shareholder’s equity	152	158

Total liabilities and shareholder’s equity	$4,413	$4,345

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2010	2009	2008

	(In Millions)
Revenue:

Premium income	$31	$38	$48
Net investment income	14	14	15
Reserve adjustments on reinsurance ceded	(12)	(14)	(17)
Fees and other income	83	82	87

Total revenue	116	120	133

Benefits and expenses:

Policyholders’ benefits	90	91	105
Change in policyholders’ reserves	(4)	6	9
Net transfers to (from) separate accounts	(31)	(8)	(8)
General insurance expenses	11	11	9
Commissions	4	4	5
State taxes, licenses and fees	2	2	2

Total benefits and expenses	72	106	122

Net gain (loss) from operations before federal income taxes	44	14	11
Federal income tax expense (benefit)	7	4	(3)

Net gain (loss) from operations	37	10	14
Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	(1)	(2)	(4)

Net income (loss)	$36	$8	$10

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Shareholder’s equity, beginning of year	$158	$192	$183

Increase (decrease) due to:
Net income (loss)	36	8	10
Change in net deferred income taxes	(4)	-	(2)
Change in nonadmitted assets	4	(1)	-
Change in asset valuation reserve	(1)	-	2
Dividend paid	(37)	(45)	-
Prior period adjustments	(2)	-	(1)
Aggregate write-ins for deferred income taxes	(1)	4	-
Other	(1)	-	-

Net increase (decrease)	(6)	(34)	9

Shareholder’s equity, end of year	$152	$158	$192

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2010	2009	2008

	(In Millions)
Cash from operations:
Premium and other income collected	$102	$105	$117
Net investment income	13	14	16
Benefit payments	(91)	(88)	(114)
Net transfers from (to) separate accounts	49	12	21
Commissions and other expenses	(21)	(16)	(22)
Federal and foreign income taxes recovered (paid)	(7)	4	3

Net cash from operations	45	31	21

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	25	29	31
Mortgage loans	1	1	1

Total investment proceeds	26	30	32

Cost of investments acquired:
Bonds	(2)	(52)	(5)

Total investments acquired	(2)	(52)	(5)
Net (increase) decrease in policy loans	5	(2)	(7)

Net cash from investments	29	(24)	20

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	1	1	-
Capital and paid-in surplus	(3)	-	-
Cash applied for dividends to stockholders	(37)	(45)	-
Other cash provided (applied)	-	(2)	1

Net cash from financing and other sources	(39)	(46)	1

Net change in cash, cash equivalents and short-term investments	35	(39)	42
Cash, cash equivalents and short-term investments, beginning of year	(3)	36	(6)

Cash, cash equivalents and short-term investments, end of year	$32	$(3)	$36

See notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of MML Bay State Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (MMFG) is comprised of MassMutual and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodologies, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, persistency and interest assumptions; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company utilized undiscounted cash flows to determine impairments on loan-backed and structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against shareholder’s equity, whereas U.S. GAAP records these assets net of any valuation allowance; (h) reinsurance reserve credits, unearned ceded premium and unpaid ceded claims are reported as a reduction of policyholders’ reserves or liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (i) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve(s) (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income; (m) certain variable universal life contracts, which do not pass-through all investment gains to contract holders, are

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for future policyholders’ reserves, the determination of deferred tax asset(s) (DTA), the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, and asset valuations and defaults could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in shareholder’s equity on a pretax basis with the associated tax impact reported separately through earnings. During 2010, the Company recorded a net decrease to prior period adjustments of $2 million and an associated tax benefit of $1 million reported in the Statutory Statements of Income (Loss). The net decrease to prior period adjustments was due to a correction in commissions.

During 2009, the Company recorded a net decrease to prior period adjustments of less than $1 million and an associated tax benefit of less than $1 million reported in the Statutory Statements of Income (Loss). The net decrease to prior period adjustments was primarily due to a correction in policyholders’ reserves.

During 2008, the Company recorded a net decrease to prior period adjustments of $1 million and an associated tax benefit of less than $1 million reported in the Statutory Statements of Income (Loss). The net decrease to prior period adjustments was primarily due to a correction in policyholders’ reserves.

Certain 2009 and 2008 balances within these financial statements have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Department, the Company began utilizing undiscounted cash flows to determine OTTI for structured securities in accordance with Statement of Statutory Accounting Principles (SSAP) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan-backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. Had this change to SSAP No. 43 not been made, the Company’s total assets, net income and shareholder’s equity for the year ended December 31, 2008 under the previous approach would have been reduced by approximately $1 million.

In 2009, the NAIC issued additional guidance related to OTTI. Refer to Note 3 “New accounting standards” for discussion of SSAP 43R.

Effective December 31, 2009, new statutory guidance was issued applying to variable annuity reserves. This new guidance sets forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death benefits. The scope of this guidance includes all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The NAIC is currently using a similar approach to calculate risk-based capital (RBC) for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserves and RBC in a consistent calculation.

Actuarial Guideline 43 (CARVM for Variable Annuities) became effective December 31, 2009 and was used in the calculation of reserves for guaranteed minimum death benefits (GMDBs) as of December 31, 2009. This guideline replaced Actuarial Guideline 34 (Variable Annuity Minimum Guaranteed Death Benefit Reserves) which was used in the calculation of reserves prior to December 31, 2009. The reserve held for GMDBs was $2 million as of December 31, 2009.

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds which are carried at the lower of amortized cost or fair value and residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including Collateralized Debt Obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, including those that have been impaired, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2v. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. Typical inputs integrated in the Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price.

Refer to Note 2v. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

f.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of residential mortgage loan pools. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

g.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. There were no unsecured amounts as of December 31, 2010 and 2009. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

h.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and receivables for securities sold.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not reliable or available, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

j.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; and (d) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Insurance amounts receivable

Insurance amounts receivable primarily includes reinsurance receivables, and deferred and uncollected premium.

l.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the amount of the DTA (subject to certain limitations) that will not be realized by the end of the third calendar year, the disallowed IMR (when in a net asset position), advances and prepayments and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed nonindexed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss) with offsetting transfer to/from separate accounts. Investment income and realized capital gains and losses on the assets of separate accounts accrue to contract/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or CRVM bases using the 1958 or 1980 Commissioners’ Standard Ordinary

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for substandard reserve calculations based on a substandard mortality rate (a multiple of standard reserve tables).

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables, primarily the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

Reserves for individual deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables, primarily the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Beginning in 2009, reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for Variable Annuities using applicable interest rates and mortality tables, primarily the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenario. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” Determining the value of the reserve guarantees under the standard scenario is driven primarily by equity markets and interest rates.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, expenses and discount interest rates.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, permanent products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Variable life, group life, annuity and supplemental contracts use a formula which applies a weighted average credited rate to the mean account value. For contracts without an account value a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

o.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

p.	Transfers due to separate accounts

Transfers due to separate accounts represent a net payable to the Company’s separate accounts.

q.	Asset valuation reserve

The Company maintains an AVR which is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks as well as credit-related changes in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Shareholder’s Equity.

r.	Interest maintenance reserve

The Company maintains an IMR which is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities on the Company’s Statutory Statements of Financial Position, or if negative, is nonadmitted and excluded from the Statutory Statements of Financial Position.

s.	Other liabilities

Other liabilities primarily include liabilities related to due and accrued expenses.

t.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

v.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, which are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable, depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company considers the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

As of July 1, 2009, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment in a loan-backed or structured security for a period of time sufficient to recover the amortized cost basis, OTTI are recognized in earnings as realized losses equal to the entire difference between the investments amortized cost bases and their fair values at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. For the period from July 1, 2008 through June 30, 2009, the Company utilized undiscounted cash flows to determine OTTI for structured securities. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with their fair values.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure are critical elements in determining OTTI.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage, and position in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI are recorded if this sixth scenario results in the default of any principal or interest payments due.

For the most subordinated junior tranches (CDO tranches), the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, then an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

w.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

Refer to Note 3a. “Adoption of new accounting standards” for information on the Company’s application of tax-planning strategies.

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2009, the NAIC issued new guidance pertaining to fair value measurements. This new standard provides statutory accounting guidance on defining fair value when other statutory accounting pronouncements require or permit fair value measurements, establishes a framework for measurement of fair value and expands fair value disclosures. It substantially adopts the fair value guidance in U.S. GAAP

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Accounting Standards Codification 820 Fair Value Measurements and Disclosures. However, it excludes the consideration of a company’s own credit risk in estimating the fair value of a liability, including derivatives. This guidance was issued as SSAP No. 100, “Fair Value Measurements” and is effective for the December 31, 2010 financial statements, with early application permitted as of December 31, 2009. Adoption of this statement did not have a significant impact on the Company.

In November 2009, the NAIC issued new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of DTAs. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It requires gross DTA to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The valuation allowance is required whether or not an insurer can admit higher DTA based on the new standard, i.e. whether its RBC exceeds the minimum threshold. Significant disclosures are required, including splitting the DTA and deferred tax liability (DTL) by character, regardless of whether the company is eligible for the enhanced DTA admissibility standard. This guidance was issued as SSAP No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and was effective for 2009 annual statements and 2010 interim and annual statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to admitted DTA by approximately $4 million. This guidance has been extended through December 31, 2011 and updated to include additional disclosures regarding the impact of tax-planning strategies in determining the adjusted gross DTA and in determining the net admitted DTA by percentage and tax character.

In September 2009, the NAIC issued new guidance pertaining to loan-backed and structured securities, which supersedes existing guidance regarding treatment of their cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provides information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It requires the bifurcation of impairment losses into interest and noninterest related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance required a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to have been included in the cumulative effect adjustment, the company must have held the security as of September 30, 2009, must not have had the intent to sell the security and must have had the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. This guidance requires additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with recognized OTTI. This guidance was issued as SSAP No. 43R, “Loan-backed and Structured Securities,” and was effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was a decrease to surplus of less than $1 million, net of the impact of AVR and income taxes.

In September 2008, the NAIC issued guidance pertaining to accounting for certain securities subsequent to an other-than-temporary impairment. This guidance establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. It requires that, after recognizing an OTTI, the fair value on the impairment date becomes the new cost basis, and the insurer must amortize any premium or accrete any discount to the par value by the maturity date, or to realizable value if the anticipated recovery is less than par. The unaccrued discount would be accrued over the remaining life of the security based on the amount and timing of future estimated cash flows. It also clarifies that for reporting entities required to maintain such reserves, credit related OTTI losses are to be recorded through the AVR, while interest related OTTI losses are to be recorded through the IMR. This guidance was issued as SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” and was effective January 1, 2009. The Company recorded an impact of less than $1 million of additional income in 2009.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Future adoption of new accounting standards

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and is effective as of January 1, 2011. The Company is in the process of assessing the impact of this new guidance.

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revisions to SSAP No. 43R change the definition of loan-backed securities from securitized loans to securitized assets for which the payment of principal or interest is directly proportional to the payments the issuer receives from the asset pool. The revised definition requires the underlying cash flows be from any asset pool and not just those emanating from either mortgages or securities. Consequently, every security structure with a special purpose entity, trust, or limited liability company regardless of collateral, will be evaluated as to whether it should be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-Backed and Structured Securities.” This guidance is effective January 1, 2011. The Company is in the process of assessing the impact of this new guidance.

In October 2010, the NAIC revised existing guidance pertaining to liabilities, contingencies and impairments of assets. Such revisions require reporting entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. This includes related party guarantees, except when the transaction is considered an “unlimited guarantee,” such as a rating agency requirement to provide a commitment to support a subsidiary, or a guarantee made on behalf of a wholly owned subsidiary. New disclosures require a listing of all guarantees, the carrying amount of the liability, maximum exposure and any recourse provisions. This guidance was issued as SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets,” and applies to all guarantees issued and outstanding as of December 31, 2011. The Company is in the process of assessing the impact of this new guidance.

In June 2010, the NAIC clarified its intent on bifurcation of all realized gains and losses on loan-backed securities between the IMR and AVR. This new guidance requires cash flow analysis at the date of sale and supersedes current guidance of allocation to the AVR if the NAIC rating changes by more than one rating class. Insurers that previously bifurcated gains and losses between the AVR and the IMR for sale transactions are not permitted to reverse previous bifurcations and cannot revert to a policy that does not bifurcate before the January 1, 2011 effective date. This guidance was issued as a revision to SSAP No. 43R and is effective for January 1, 2011. The Company is in the process of assessing the impact of this new guidance.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2010

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$5	$-	$-	$5
Industrial and miscellaneous	134	8	3	139
Parent, subsidiaries and affiliates	4	-	-	4

Total	$143	$8	$3	$148

    Note: The unrealized losses embedded in the carrying value column are less than $1 million.

	December 31, 2009

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$5	$-	$-	$5
Special revenue	3	-	-	3
Industrial and miscellaneous	156	3	7	152

Total	$164	$3	$7	$160

    Note: The unrealized losses embedded in the carrying value column are less than $1 million.

The Company used Securities Valuation Office (SVO) ratings for the bond portfolio along with what it believes were the equivalent rating agency designations except for RMBS and CMBS which were rated by outside modelers. The following tables set forth the ratings for the bond portfolio including RMBS and CMBS as of December 31, 2010 and 2009:

		December 31, 2010

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$79	55%
2	Baa	56	39
3	Ba	6	4
4	B	1	1
5	Caa and lower	1	1
6	In or near default	-	-

	Total	$143	100%

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

		December 31, 2009

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total

		($ In Millions)

1	Aaa/Aa/A	$87	53%
2	Baa	70	43
3	Ba	5	3
4	B	2	1

	Total	$164	100%

The tables below set forth RMBS and CMBS as of December 31, 2010 and RMBS as of December 31, 2009 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers, for RMBS and CMBS subject to modeling:

	December 31, 2010

	RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)

1	$12	92%	$16	100%
3	1	8	-	-

Total	$13	100%	$16	100%

	December 31, 2009

	RMBS

NAIC Class	Carrying Value	% of Total

	($ In Millions)

1	$13	76%
2	3	18
3	1	6

Total	$17	100%

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds as of December 31, 2010 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$8	$8
Due after one year through five years	55	58
Due after five years through ten years	51	53
Due after 10 years	29	29

Total	$143	$148

The proceeds from sales of bonds were $9 million for the year ended December 31, 2010 and $15 million for the year ended December 31, 2009.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2010 and 2009.

	December 31, 2010

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$-	$-	-	$15	$3	48

Note: The unrealized losses in this table include less than $1 million of unrealized losses from NAIC category 6 bonds which are embedded in the carrying value of bonds.

	December 31, 2009

	Less Than 12 months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

Industrial and miscellaneous	$32	$1	52	$29	$6	79

Note: The unrealized losses in this table include less than $1 million of unrealized losses from NAIC category 6 bonds which are embedded in the carrying value of bonds.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For industrial and miscellaneous, the decrease in unrealized losses for the twelve months or longer category, is due to market recovery, reduction due to OTTI and sales. The majority of the unrealized losses are due to the decline in the credit markets, liquidity, and other uncertainties that are reflected in current market values. These factors continue to impact the value of RMBS, leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings or other factors may lead to further declines in value.

As of December 31, 2010, investments in structured and loan-backed securities for which OTTI had not been recognized in earnings and which were in an unrealized loss position had a fair value of $18 million. Structured and loan-backed securities in an unrealized loss position for less than 12 months had a fair value of $8 million and unrealized losses of less than $1 million. Structured and loan-backed securities in an unrealized loss position greater than 12 months had a fair value of $10 million and unrealized losses of $2 million. These structured and loan-backed securities were categorized as industrial and miscellaneous.

Based on the Company’s policies, as of December 31, 2010 and 2009, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on our analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

In the course of the Company’s asset management, securities may be sold and repurchased within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below for the years ended December 31, 2010 or 2009 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $4 million as of December 31, 2010 and 2009.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages, and the subprime category includes “scratch and dent” or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to conditions in effect prior to that time.

The actual cost reduced by paydowns, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposures were as follows:

	December 31, 2010

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Prime: nonagency	$2	$1	$1
Alt-A	10	8	7
Subprime	9	4	4

Total RMBS	$21	$13	$12

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2009

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Prime:
Agency	$3	$3	$3
Nonagency	2	2	2

Total prime	5	5	5
Alt-A	12	9	7
Subprime	10	6	4

Total RMBS	$27	$20	$16

The following tables show the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2010 and 2009:

December 31, 2010

Year	AAA	AA	A	BBB	BB and Below	Total

2007	-%	-%	-%	-%	12.3%	12.3%
2006	-	-	1.5	1.9	7.7	11.1
2005 and prior	33.7	12.6	3.1	6.6	20.6	76.6

Total	33.7%	12.6%	4.6%	8.5%	40.6%	100.0%

Note: No loans were originated subsequent to 2007. The mandated adjustments to NAIC designations from future loss modeling performed by the outside modeler do not impact the vintage tables.

December 31, 2009

Year	AAA	AA	A	BBB	BB and Below	Total

2007	-%	1.2%	-%	-%	9.1%	10.3%
2006	-	2.4	3.9	-	7.2	13.5
2005 and prior	34.7	15.9	3.7	11.7	10.2	76.2

Total	34.7%	19.5%	7.6%	11.7%	26.5%	100.0%

During the years ended December 31, 2010 and 2009, there were significant credit downgrades for the securities held by the Company which were backed by residential mortgage pools. The majority of these downgrades occurred during the last two quarters of 2010 and the first quarter of 2009. Subsequent to December 31, 2010, there were no significant additional downgrades.

The following tables show the percentage by statement value of prime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2010 and 2009:

December 31, 2010

Year	AAA	AA	A	BBB	BB and Below	Total

2005 and prior	74.9%	19.9%	-%	5.0%	0.2%	100.0%

Note: No loans were originated subsequent to 2005.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

December 31, 2009

Year	AAA	AA	A	BBB	BB and Below	Total

2005 and prior	86.0%	8.4%	-%	4.2%	1.4%	100.0%

Note: No loans were originated subsequent to 2005.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates that are higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios. For the year ended December 31, 2010, the Company had domestic leveraged loan CDOs with actual cost of $23 million, carrying value of $24 million and fair value of $24 million. For the year ended December 31, 2009, the Company had domestic leveraged loan CDOs with actual cost of $27 million, carrying value of $26 million and fair value of $25 million.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $17 million and fair value of $17 million as of December 31, 2010 and actual cost of $18 million and fair value of $18 million as of December 31, 2009.

The following tables show the percentage by statement value of commercial mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2010 and 2009:

December 31, 2010

Year	AAA	AA	A	BBB	BB and Below	Total

2007	12.1%	13.4%	-%	-%	-%	25.5%
2006	36.7	-	-	1.4	-	38.1
2005 and prior	36.4	-	-	-	-	36.4

Total	85.2%	13.4%	-%	1.4%	-%	100.0%

Note: No loans are held with a 2008, 2009 or 2010 origination date.

December 31, 2009

Year	AAA	AA	A	BBB	BB and Below	Total

2007	22.8%	-%	-%	-%	-%	22.8%
2006	35.2	1.1	-	-	-	36.3
2005 and prior	40.9	-	-	-	-	40.9

Total	98.9%	1.1%	-%	-%	-%	100.0%

b.	Mortgage loans

Mortgage loans are comprised of residential mortgage loan pools with carrying values of $7 million as of December 31, 2010 and $8 million as of December 31, 2009.

Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company purchases seasoned loan pools, most of which are FHA insured

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

or VA guaranteed. The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2010 and 2009, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of residential mortgage loan pools. Shareholder’s equity was not materially impacted by the geographical concentrations for the years ended December 31, 2010 or 2009.

As of December 31, 2010, residential mortgage loan pools, with carrying values of $7 million were internally rated. The Company believes the ratings reflect the equivalent of AAA and AA from nationally recognized credit quality ratings.

As of December 31, 2010 and 2009, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2010 or 2009.

As of December 31, 2010 and 2009, the Company did not hold any past due residential mortgage loans and there was no valuation allowances recorded. Any increases in the valuation allowance would be recorded as unrealized capital losses in shareholder’s equity. Also, as of December 31, 2010 and 2009, the Company did not hold any impaired mortgage loans. Therefore, there was no related interest income on impaired loans as of December 31, 2010 or 2009.

During the years ended December 31, 2010 and 2009, the Company did not purchase any residential mortgage loans.

As of December 31, 2010 and 2009, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2010			December 31, 2009

	Low	High	Weighted Average	Low	High	Weighted Average

Residential mortgage loan pools	5.3%	7.1%	6.3%	5.7%	7.3%	6.4%

c.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31, 2010
	2010	2009	2008

	(In Millions)

Bonds	$8	$7	$8
Policy loans	6	6	5
Cash, cash equivalents and short-term investments	-	1	2

Net investment income	$14	$14	$15

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Net realized capital gains and losses

Net realized capital losses after tax and transfer to the IMR, primarily related to bond OTTI, were $1 million for the year ended December 31, 2010, $2 million for the year ended December 31, 2009 and $4 million for the year ended December 31, 2008. There were and less than $1 million of gains and losses from sales through December 31, 2010, 2009 and 2008.

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a negative liability of less than $1 million as of December 31, 2010. The IMR balance was a nonadmitted asset of less than $1 million as of December 31, 2009.

Refer to Note 2r. “Interest maintenance reserve” for information on the Company’s policy for IMR.

Bond OTTI were comprised of the following:

		Years Ended December 31,
	2010	2009	2008

	(In Millions)

Structured and loan-backed securities
Alt-A RMBS	$(1)	$(1)	$(1)
Subprime RMBS	-	(2)	(2)

Total structured and loan-backed securities	(1)	(3)	(3)
Corporate bonds	-	-	(1)

Total bonds	$(1)	$(3)	$(4)

Loan-backed and structured securities

For the first two quarters of 2009, statutory OTTI of structured and other loan-backed securities were based on undiscounted cash flow models which produced $1 million of impairments. As discussed in Note 3 “New accounting standards,” the Company adopted a new accounting standard for determining whether or not an impairment is other than temporary for structured and loan-backed securities. The effect of adopting the new standard, as of July 1, 2009, was a decrease of less than $1 million in the book value of the associated bonds. This adjustment was recorded as a cumulative effect of an accounting change in surplus.

The following table contains loan-backed and structured securities that recognized OTTI through the year ended December 31, 2010 and six months ended December 31, 2009 as described in Note 2v. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” classified on the following bases for recognizing OTTI:

	Year Ended December 31, 2010	Six Months Ended December 31, 2009

	(In Millions)

Intent to sell	$-	$-
Inability or lack of intent to retain for a period of time sufficient to recover amortized cost basis	-	-
Present value of cash flows expected to be collected is less than amortized cost basis	(1)	(2)

Total	$(1)	$(2)

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 16 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with recognized OTTI for noninterest related declines for which an interest related impairment has not yet been recognized.

e.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive. The Company had credit default swaps with a net fair value and a corresponding absolute notional value of less than $1 million as of December 31, 2010 and 2009. The Company did not have any realized gains on closed contracts and unrealized gains on open contracts were less than $1 million for the years ended December 31, 2010, 2009 and 2008.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. There was no collateral pledged by the counterparties as of December 31, 2010 and 2009. In the event of default the full market value exposure at risk, in a net gain position, net of offsets and collateral was less than $1 million as of December 31, 2010 and 2009. The amount at risk including interest on collateral on the full market value used to settle with counterparties was less than $1 million as of December 31, 2010 and 2009. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31, 2010		December 31, 2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$5	$5	$5	$5
Special revenue	-	-	3	3
Industrial and miscellaneous	134	139	156	152
Parent, subsidiaries and affiliates	4	4	-	-
Mortgage loans - residential	7	7	8	7
Cash, cash equivalents and short-term investments	32	32	(3)	(3)

Financial liabilities:
Investment-type insurance contracts:
Individual annuity investment contracts	3	3	3	4
Supplementary investment contracts	3	3	2	2

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

Level 3 bonds as defined below were 17.0% of the total fair value of bonds as of December 31, 2010 and 16.2% as of December 31, 2009.

Fair value hierarchy

For the year ended December 31, 2010, there were no significant changes to the Company’s valuation techniques.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments which are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The fair value for investment-type insurance contracts is determined as follows:

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the market value. For contracts with longer durations, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Nonparticipating deferred annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

The fair value of short-term debt instruments with a maturity less than 30 days is assumed to be equal to the book value. The Company generally uses unadjusted quotable market prices from independent brokers, when available, to determine the fair value of debt instruments with a maturity greater than 30 days.

Assets that are carried at fair value on a recurring basis are those that are marked to market at regular intervals. All of the Company’s financial instruments that are carried at fair value are measured on a recurring basis.

The following tables present the Company’s fair value hierarchy for financial instruments which are carried at fair value:

	December 31, 2010

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Cash equivalents and short-term investments (1)	$-	$31	$-	$31
Separate account assets (2)	891	2,248	-	3,139

Total financial assets carried at fair value	$891	$2,279	$-	$3,170

(1)	Does not include cash of $1 million.
(2)

$947 million of book value separate account assets and $13 million of market value separate account assets are not carried at fair value and therefore, not included in this table. In addition, $25 million was reclassed from Level 3 to Level 2 to conform with management’s classifications.

For the year ended December 31, 2010 there were no significant transfers between Level 1 and Level 2.

	December 31, 2009

	Level 1	Level 2	Level 3	Total

	(In Millions)

Separate account assets (1)	$854	$2,241	$1	$3,096

(1)

$944 million of book value separate account assets and $15 million of market value separate account assets are not carried at fair value and therefore, not included in this table. In addition, $25 million was reclassed from Level 3 to Level 2 to conform with management’s classifications.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables present changes in the Company’s Level 3 financial instruments which are carried at fair value:

	Balance as of 12/31/2009	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 12/31/2010

	(In Millions)

Financial assets:
Separate account assets (1)	$1	$-	$-	$-	$-	$(1)	$-	$-	$-	$-

(1)	The beginning balance is reduced by $25 million due to the reclassification from Level 3 to Level 2 to conform with management’s classifications.

	Balance as of 12/31/2008	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Acquisitions and (Dispositions)	Transfers Into (Out of) Level 3	Balance as of 12/31/2009

			(In Millions)

Financial assets:
Separate account assets (1)	$2	$-	$-	$1	$(2)	$1

(1)	Reclassed $25 million from Level 3 to Level 2 to conform with management’s classifications.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in insurance amounts receivable in the Company’s Statutory Statements of Financial Position.

As of December 31, 2010, the Company had $2 million of ordinary renewal and less than $1 million of group life, on both a gross and net of loading and reinsurance basis, for deferred and uncollected life insurance premium and annuity considerations. As of December 31, 2009, the Company had less than $1 million of ordinary renewal and group life, on both a gross and net of loading and reinsurance basis, for deferred and uncollected life insurance premium and annuity considerations.

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Refer to Note 2n. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary renewal business consists of the basic amount of premium required on the underlying life insurance policies.

7.	Related party transactions

The following transactions are between the Company and related parties.

As of December 31, 2010 and 2009, the Company reported $1 million and less than $1 million, respectively, as amounts due from subsidiaries and affiliates and $3 million as amounts due to subsidiaries and affiliates. Terms require settlement of these amounts within 30 to 90 days.

The Company has a modified coinsurance (Modco) quota-share reinsurance agreement with MassMutual where the Company cedes 100% of the premium on new issues of bank-owned life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual. The Company amended this agreement effective January 1, 2010 to more fully transfer all investment risk from the Company to MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.47% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $20 million in 2010 and 2009 and $32 million in 2008 and it was not exceeded in any of the years.

The Company has a quota-share reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis.

The net amounts outstanding with MassMutual for the various reinsurance agreements were $7 million and $5 million due from MassMutual as of December 31, 2010 and 2009, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Premium income (expense) ceded, related to:
Quota-share reinsurance agreements	$(8)	$(9)	$(9)

Modified coinsurance adjustments ceded, included in fees and other income (expense)	(12)	(14)	(17)

Expense allowances on reinsurance ceded, included in fees and other income (expense), related to:
Modified coinsurance agreements	5	3	3

Policyholders’ benefits ceded, related to:
Modified coinsurance agreements	4	8	9
Quota-share reinsurance agreements	7	4	9

Experience refunds received, related to:
Modified coinsurance agreements	-	-	3

The Company has an agreement where MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis. The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Fee income:
Recordkeeping and other services	$1	$-	$1
Fee expense:
Management and service contracts and cost-sharing arrangements	11	12	11

The Company participates in variable annuity exchange programs with MassMutual, where certain Company variable annuity contract holders can make nontaxable exchanges of their contract for an enhanced MassMutual variable annuity contract. The Company did not record any surrender benefits in 2010, 2009 or 2008 related to these exchange programs.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis.

Refer to Note 7 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2010, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $19 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

Direct premium	$55	$62	$70
Premium ceded	(24)	(24)	(22)

Total net premium	$31	$38	$48

Reinsurance recoveries
Ceded	$28	$27	$28

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:
	December 31,
	2010	2009

	(In Millions)
Reinsurance reserves ceded	$(36)	$(37)
Amounts recoverable from reinsurers	6	6

As of December 31, 2010, one reinsurer accounted for 26% of the outstanding reinsurance recoverable and the next largest reinsurer had 21% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $16,335 million and $17,089 million as of December 31, 2010 and 2009, respectively.

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2010		2009

	Amount	Interest Rates	Amount	Interest Rates

	($ In Millions)

Variable life	$109	3.0% - 5.5%	$112	3.0% - 5.5%
Individual annuities	3	5.0% - 7.3%	3	5.0% - 7.3%

Total	$112		$115

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $3 million and $2 million as of December 31, 2010 and 2009, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 3.0% - 3.3% as of December 31, 2010 and 2009.

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features such as GMDBs. Election of these benefits on annuity contracts is generally only available at contract issue.

The following table shows the liabilities for GMDBs as required by the actuarial guidelines (in millions):

Liability as of December 31, 2008	$3
Incurred guarantee benefits in 2009	(1)
Paid guarantee benefits in 2009	-

Liability as of December 31, 2009	2
Incurred guarantee benefits in 2010	-
Paid guarantee benefits in 2010	-

Liability as of December 31, 2010	$2

The Company held reserves in accordance with the standard scenario as of December 31, 2010 and 2009.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2010			December 31, 2009

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$61	$22	69	$64	$27	68

Account balances of variable annuity contracts with GMDBs are summarized in the table below:

	December 31,
	2010	2009

	(In Millions)

Separate account	$60	$63
Company’s general investments	1	1

Total	$61	$64

10.	Federal income taxes

As discussed in Note 3 “New accounting standards,” the Company adopted new guidance in 2009 pertaining to accounting requirements for income taxes, which increased the potential admittance of DTAs. It provided an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. This guidance was initially effective for 2009 annual statements and 2010 interim and annual statements and has been subsequently extended for 2011 interim and annual statements.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2010
	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$12	$8	$20
Statutory valuation allowance adjustment	-	(1)	(1)

Total adjusted gross DTAs	12	7	19
Total gross DTLs	-	-	-

Net DTA(L)	12	7	19
Total DTAs nonadmitted	(6)	(5)	(11)

Net admitted DTA(L)	$6	$2	$8

	December 31, 2009
	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$14	$10	$24
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	14	10	24
Total gross DTLs	-	-	-

Net DTA(L)	14	10	24
Total DTAs nonadmitted	(6)	(10)	(16)

Net admitted DTA(L)	$8	$-	$8

	Change
	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$(2)	$(2)	$(4)
Statutory valuation allowance adjustment	-	(1)	(1)

Total adjusted gross DTAs	(2)	(3)	(5)
Total gross DTLs	-	-	-

Net DTA(L)	(2)	(3)	(5)
Total DTAs nonadmitted	-	5	5

Net admitted DTA(L)	$(2)	$2	$-

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As permitted under this recent guidance, the Company has chosen to admit DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2009 and 2010. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$1	$-	$1
Remaining adjusted gross DTAs expected to be realized within 1 year	2	2	4
Total gross DTLs	-	-	-

Total admitted DTA realized within 1 year	3	2	5

Admitted DTA 3 years:
Federal income taxes that can be recovered	1	-	1
Remaining adjusted gross DTAs expected to be realized within 3 years	5	2	7
Total gross DTLs	-	-	-

Total admitted DTA realized within 3 years	6	2	8

Increase in net admitted DTA 1 year versus 3 years	$3	$-	$3

	December 31, 2009

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$2	$1	$3
Remaining adjusted gross DTAs expected to be realized within 1 year	1	-	1
Total gross DTLs	-	-	-

Total admitted DTA realized within 1 year	3	1	4

Admitted DTA 3 years:
Federal income taxes that can be recovered	2	1	3
Remaining adjusted gross DTAs expected to be realized within 3 years	5	-	5
Total gross DTLs	-	-	-

Total admitted DTA realized within 3 years	7	1	8

Increase in net admitted DTA 1 year versus 3 years	$4	$-	$4

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax- planning strategies in making this assessment. The availability of tax-planning strategies resulted in an increase on the Company’s adjusted gross DTA by approximately 40%, all of which was capital for tax purposes. The impact of available tax-planning strategies on the Company’s net admitted DTA was approximately 21%, all of which was capital for tax purposes.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s authorized control level RBC is $3 million and total adjusted capital is $153 million. Total admitted assets and statutory surplus at December 31, 2010 were $4,413 million and $152 million, respectively. Admitted assets and statutory surplus increased by $3 million as disclosed in the previous table.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2010	2009

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$7	$4
Foreign income tax expense (benefit) on operating earnings	-	-

Total federal and foreign income tax expense (benefit) on operating earnings	7	4
Federal income tax expense (benefit) on net realized capital gains (losses)	-	-

Total federal and foreign income tax expense (benefit)	$7	$4

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2010	2009	Change

	(In Millions)

DTAs:
Ordinary
Policy acquisition costs	$10	$12	$(2)
Reserve items	1	1	-
Other	1	1	-

Total ordinary DTAs	12	14	(2)
Nonadmitted DTAs	(6)	(6)	-

Admitted ordinary DTAs	6	8	(2)

Capital
Investment items	8	10	(2)

Total capital DTAs	8	10	(2)
Nonadmitted DTAs	(6)	(10)	4

Admitted capital DTAs	2	-	2

Admitted DTAs	8	8	-

DTLs:
Ordinary	-	-	-

Total ordinary DTLs	-	-	-

Capital	-	-	-

Total capital DTLs	-	-	-

Total DTLs	-	-	-

Net admitted DTA	$8	$8	$-

The change in net deferred income taxes before the exclusion of amounts nonadmitted, less the deferred tax portions of the components of the Statutory Statements of Changes in Shareholder’s Equity shown below which are reported net of taxes, results in the reported change in net deferred income taxes.

	Years Ended December 31,
	2010	2009

	(In Millions)

Net DTA(L)	$(5)	$-

Change in net deferred income taxes	$(5)	$-

As of December 31, 2010, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Shareholder’s Equity and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2010	2009

	(In Millions)

Provision computed at statutory rate	$15	$4
Investment items	(2)	(1)
Other	(1)	1

Total statutory income tax expense (benefit)	$12	$4

Federal income tax expense (benefit)	$7	$4
Change in net deferred income taxes	5	-

Total statutory income tax expense (benefit)	$12	$4

Based on cash taxes paid or refunded with respect to its filed returns, the Company paid federal income taxes in the amount of $7 million during the year ended December 31, 2010 and received refunds of federal income taxes in the amount of $4 million and $3 million during the years ended December 31, 2009 and 2008, respectively. As a result of the aforementioned refunds, there are no federal income taxes available for recovery of the current year or future net losses.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies generally are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. For statutory purposes, the NAIC is still evaluating this disclosure requirement. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2010	$1
Gross change related to positions taken in prior years	-
Gross change related to positions taken in current year	-
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2010	$1

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Included in the liability for unrecognized tax benefits as of December 31, 2010, are $1 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2010 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2005 and prior. The IRS is currently auditing the years 2006 and 2007. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2010 and 2009, the Company had no protective deposits recognized as admitted assets.

The American Recovery and Reinvestment Act of 2009, enacted in February 2009, provided a one year extension of the 50% first year bonus depreciation. In addition, a deferral of up to five years is provided for income from reacquisition of business debt at a discount for 2009 and 2010. The Worker, Homeownership, and Business Assistance Act, enacted in November 2009, allows life insurance companies to carryback losses from operations in one taxable year beginning after December 31, 2007 and beginning before January 1, 2010, for up to five years, instead of three years as previously allowed. The amount of the loss that can be carried back to the fifth preceding year is limited to 50% of the taxable income for that year. The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 and 100% expensing allowance for property placed in service after September 8, 2010, through 2011. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

11.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, regulatory approval is required in order for the Company to make any distributions in 2011. In 2010, the Company paid $37 million in dividends and $3 million in return of capital to its parent, C.M. Life, after obtaining regulatory approval.

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to pay-downs and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may shrink as interest rates approach minimum guarantees, leading to an increased liability to the Company. Due to the continued low interest rate environment, management is expecting the lower yields on purchases of fixed maturity investments to persist.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors, as well as purchasing credit default swaps to transfer some of the risk.

Beginning in 2007, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordability mortgage products including pay option adjustable rate mortgages and interest only loans.

The downturn in housing prices caused a decline in the credit performance of RMBS securities with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as reduced liquidity and higher risk premium demanded by investors. Housing fundamentals stabilized in late 2009 and in 2010, creating an improvement in liquidity in the housing market as well. However, the mortgage sector continues to be affected by significant uncertainty over the foreclosure process, including the possibility of further home price declines and other factors. These concerns continue to affect security valuations and liquidity conditions in the securitized mortgage market.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and house price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS, CMBS and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and is also affected by the illiquid credit market environment, which makes it difficult to obtain readily determinable prices for RMBS and other investments, including leveraged loan exposure. Further deterioration in economic fundamentals, including factors such as high levels of unemployment and additional declines in the housing market, could affect management judgments regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

The Company has investments in structured products that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateral Loan Obligations which are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations has generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from our assumptions.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

Monte K. Freeman (Freeman) filed a putative class action complaint against the Company in January 2010 in federal court in Connecticut. Freeman alleges that the Company breached its variable universal life insurance contract by deducting charges unrelated to mortality in the mortality component of its cost of insurance charges. Upon the Company’s motion, the Connecticut court transferred the case to federal court in New Jersey. On January 4, 2011, the court issued an order, dated December 22, 2010, granting the Company’s motion for summary judgment. Freeman has provided notice of intent to appeal the decision.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2010 are illustrated below:

	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$1	2%
At fair value	60	91

Subtotal	61	93
Subject to discretionary withdrawal:
At book value without fair value adjustment	3	5
Not subject to discretionary withdrawal	2	2

Total	$66	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2010 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$3
Liabilities for deposit-type contracts	3

Subtotal	6
Separate Account Annual Statement:
Annuities	60

Total	$66

b.	Separate accounts

The Company has guaranteed separate accounts classified as nonindexed which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2010 is as follows:

	Guaranteed Nonindexed Less Than/ Equal to 4%	Non- guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2010	$-	$53	$53

Reserves at December 31, 2010:
For accounts with assets at:
Fair value	$-	$3,133	$3,133
Amortized cost/book value	947	-	947

Subtotal	947	3,133	4,080
Nonpolicy liabilities	7	12	19

Total	$954	$3,145	$4,099

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$3,133	$3,133
At book value without market value adjustment and current surrender charge of less than 5%	947	-	947

Subtotal	947	3,133	4,080
Nonpolicy liabilities	7	12	19

Total	$954	$3,145	$4,099

The Company does not have any reserves for asset default risk in lieu of AVR.

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2010	2009	2008

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$53	$58	$66
Transfers from separate accounts	(84)	(66)	(74)

Net transfers to (from) separate accounts	$(31)	$(8)	$(8)

14.	Subsequent events

The Company has evaluated subsequent events through February 21, 2011, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2010 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

580 Walnut Cincinnati LLC – 50%

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16. Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2010	$2,843,612.77	$-	$2,843,612.77	$2,795,485.61	$(48,127.16)	$2,795,485.61	$2,189,660.73
September 30, 2010	3,666,522.50	-	3,666,522.50	3,544,040.19	(122,482.31)	3,544,040.19	2,935,439.96
June 30, 2010	2,331,449.06	-	2,331,449.06	2,200,016.30	(131,432.76)	2,200,016.30	1,658,548.15
March 31, 2010	3,606,733.30	-	3,606,733.30	3,269,443.64	(337,289.66)	3,269,443.64	2,259,716.96
December 31, 2009	4,888,306.08	-	4,888,306.08	4,101,772.99	(786,533.09)	4,101,772.99	2,994,613.30
September 30, 2009	10,338,098.79	207,960.30	10,546,059.09	9,768,287.29	(777,771.80)	9,768,287.29	6,661,983.49
Totals	$27,674,722.50	$207,960.30	$27,882,682.80	$25,679,046.02	$(2,203,636.78)	$25,679,046.02	$18,699,962.59

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GR62	$188,017.70	-	$188,017.70	$180,339.62	$(7,678.08)	$180,339.62	$132,490.63
12667GS20	276,335.44	-	276,335.44	272,206.94	(4,128.50)	272,206.94	178,434.19
12667GWF6	352,694.28	-	352,694.28	348,907.42	(3,786.86)	348,907.42	253,132.08
41161PFR9	66,893.84	-	66,893.84	66,857.20	(36.64)	66,857.20	52,383.83
41161PQU0	349,784.52	-	349,784.52	337,936.44	(11,848.08)	337,936.44	252,777.23
45254NPU5	231,028.25	-	231,028.25	229,395.42	(1,632.83)	229,395.42	167,356.60
45660LCN7	124,469.55	-	124,469.55	118,097.88	(6,371.67)	118,097.88	93,323.79
61750FAE0	112,613.40	-	112,613.40	112,307.99	(305.41)	112,307.99	101,696.75
68383NCA9	344,668.84	-	344,668.84	344,136.56	(532.28)	344,136.56	242,356.48
76110GV40	501,971.79	-	501,971.79	500,911.13	(1,060.66)	500,911.13	445,205.17
76110GZR5	257,287.83	-	257,287.83	255,047.45	(2,240.38)	255,047.45	245,588.19
86358RUQ8	37,847.33	-	37,847.33	29,341.56	(8,505.77)	29,341.56	24,915.79
Totals	$2,843,612.77	$-	$2,843,612.77	$2,795,485.61	$(48,127.16)	$2,795,485.61	$2,189,660.73

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$6,694.15	$-	$6,694.15	$6,424.55	$(269.60)	$6,424.55	$5,172.18
06050HKY3	1,744.67	-	1,744.67	1,260.76	(483.91)	1,260.76	28,892.43
12667GR62	197,432.80	-	197,432.80	193,481.68	(3,951.12)	193,481.68	131,786.60
12667GS20	288,829.72	-	288,829.72	284,748.85	(4,080.87)	284,748.85	176,676.64
12667GWF6	388,554.95	-	388,554.95	356,180.26	(32,374.69)	356,180.26	237,504.74
12669EH33	20,722.94	-	20,722.94	19,482.30	(1,240.64)	19,482.30	17,368.51
12669FW82	93,926.76	-	93,926.76	90,384.29	(3,542.47)	90,384.29	60,989.79
22540VG71	26,311.24	-	26,311.24	26,015.09	(296.15)	26,015.09	24,400.18
22541NFL8	337,698.01	-	337,698.01	342,575.15	4,877.14	342,575.15	383,854.56
23332UAC8	75,417.48	-	75,417.48	74,660.80	(756.68)	74,660.80	51,347.86
251510FB4	118,057.35	-	118,057.35	110,106.59	(7,950.76)	110,106.59	92,394.80
41161PQU0	368,748.24	-	368,748.24	355,633.54	(13,114.70)	355,633.54	245,135.48
45254NKD8	692.12	-	692.12	-	(692.12)	-	-
45254NPU5	240,878.77	-	240,878.77	236,289.36	(4,589.41)	236,289.36	170,829.40
45660LCN7	130,584.00	-	130,584.00	128,448.77	(2,135.23)	128,448.77	81,236.33
45660NT96	9,163.02	-	9,163.02	9,018.92	(144.10)	9,018.92	7,221.00
589929X29	527,194.43	-	527,194.43	492,749.66	(34,444.77)	492,749.66	426,365.50
68383NCA9	361,702.90	-	361,702.90	358,656.40	(3,046.50)	358,656.40	250,474.53
76110GZR5	264,370.47	-	264,370.47	263,313.00	(1,057.47)	263,313.00	259,259.95
79549AYA1	131,269.79	-	131,269.79	120,401.81	(10,867.98)	120,401.81	130,702.00
86358RLG0	4,711.47	-	4,711.47	3,445.64	(1,265.83)	3,445.64	13,891.64
86359AEH2	17,501.08	-	17,501.08	17,491.24	(9.84)	17,491.24	84,460.15
86359ANH2	54,316.14	-	54,316.14	53,271.53	(1,044.61)	53,271.53	55,475.69
Totals	$3,666,522.50	$-	$3,666,522.50	$3,544,040.19	$(122,482.31)	$3,544,040.19	$2,935,439.96

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12667GWF6	$388,945.85	$-	$388,945.85	$383,588.88	$(5,356.97)	$383,588.88	$195,107.45
12669EH33	21,077.49	-	21,077.49	20,481.30	(596.19)	20,481.30	15,744.79
12669FW82	95,325.75	-	95,325.75	94,312.57	(1,013.18)	94,312.57	69,551.17
251510FB4	124,752.41	-	124,752.41	118,770.49	(5,981.92)	118,770.49	93,591.72
589929X29	523,837.75	-	523,837.75	522,722.69	(1,115.06)	522,722.69	349,167.18
76110GV40	534,433.02	-	534,433.02	526,241.37	(8,191.65)	526,241.37	478,513.02
76110GZR5	276,725.79	-	276,725.79	267,642.14	(9,083.65)	267,642.14	256,496.32
79549AYA1	153,256.29	-	153,256.29	136,811.06	(16,445.23)	136,811.06	85,528.75
86358RLG0	20,536.97	-	20,536.97	7,659.09	(12,877.88)	7,659.09	14,025.96
86358RUQ8	38,843.48	-	38,843.48	38,391.98	(451.50)	38,391.98	23,586.48
86359AEH2	98,791.17	-	98,791.17	28,920.03	(69,871.14)	28,920.03	22,078.77
86359ANH2	54,923.09	-	54,923.09	54,474.70	(448.39)	54,474.70	55,156.54
Totals	$2,331,449.06	$-	$2,331,449.06	$2,200,016.30	$(131,432.76)	$2,200,016.30	$1,658,548.15

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$6,843.02	$-	$6,843.02	$6,737.55	$(105.47)	$6,737.55	$4,909.81
06050HKX5	96,122.63	-	96,122.63	84,523.93	(11,598.70)	84,523.93	45,908.59
06050HKY3	81,424.31	-	81,424.31	3,200.94	(78,223.37)	3,200.94	25,340.60
12667GR62	215,955.51	-	215,955.51	207,412.30	(8,543.21)	207,412.30	129,617.85
12667GS20	304,489.89	-	304,489.89	296,921.41	(7,568.48)	296,921.41	171,538.40
12667GWF6	425,337.18	-	425,337.18	406,372.47	(18,964.71)	406,372.47	203,178.44
12669EH33	24,313.40	-	24,313.40	24,090.81	(222.59)	24,090.81	18,403.05
12669FW82	102,366.14	-	102,366.14	98,230.33	(4,135.81)	98,230.33	70,949.48
22540VG71	29,592.14	-	29,592.14	27,697.74	(1,894.40)	27,697.74	24,225.07
22541NFL8	400,752.47	-	400,752.47	361,974.31	(38,778.16)	361,974.31	373,101.78
23332UAC8	83,022.50	-	83,022.50	79,790.89	(3,231.61)	79,790.89	52,486.30
251510FB4	133,995.12	-	133,995.12	131,441.97	(2,553.15)	131,441.97	100,874.68
41161PQU0	387,292.05	-	387,292.05	379,715.70	(7,576.35)	379,715.70	241,635.95
45254NKD8	95,835.40	-	95,835.40	94,293.56	(1,541.84)	94,293.56	78,754.85
45254NPU5	256,989.37	-	256,989.37	256,422.74	(566.63)	256,422.74	171,655.76
45660LCN7	152,222.81	-	152,222.81	138,074.61	(14,148.20)	138,074.61	80,941.57
45660NT96	11,603.17	-	11,603.17	9,872.61	(1,730.56)	9,872.61	6,802.14
576433GW0	71,414.89	-	71,414.89	32,166.12	(39,248.77)	32,166.12	21,801.90
669884AF5	997.49	-	997.49	892.47	(105.02)	892.47	2,522.34
68383NCA9	390,026.01	-	390,026.01	387,656.96	(2,369.05)	387,656.96	267,649.61
79549AYA1	184,513.43	-	184,513.43	158,622.29	(25,891.14)	158,622.29	86,161.19
86358RLG0	59,896.66	-	59,896.66	24,498.54	(35,398.12)	24,498.54	27,300.91
86358RSJ7	32,846.86	-	32,846.86	1,314.39	(31,532.47)	1,314.39	10,283.45
86359ANH2	58,880.85	-	58,880.85	57,519.00	(1,361.85)	57,519.00	43,673.24
Totals	$3,606,733.30	$-	$3,606,733.30	$3,269,443.64	$(337,289.66)	$3,269,443.64	$2,259,716.96

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948XR52	$209,273.05	$-	$209,273.05	$40,279.19	$(168,993.86)	$40,279.19	$82,906.07
1248RHAD9	569,584.07	-	569,584.07	539,400.00	(30,184.07)	539,400.00	329,629.60
12667GR62	226,499.07	-	226,499.07	224,965.14	(1,533.93)	224,965.14	131,831.32
12667GS20	313,777.83	-	313,777.83	311,969.93	(1,807.90)	311,969.93	174,672.79
12667GWF6	435,837.20	-	435,837.20	433,299.54	(2,537.66)	433,299.54	223,869.30
12669EH33	24,752.49	-	24,752.49	24,318.42	(434.07)	24,318.42	18,215.08
12669FVD2	122,585.47	-	122,585.47	122,477.08	(108.39)	122,477.08	115,480.67
22541QJR4	350,062.55	-	350,062.55	101,471.14	(248,591.41)	101,471.14	145,905.99
40431KAE0	133,310.75	-	133,310.75	128,250.00	(5,060.75)	128,250.00	116,051.05
41161PQU0	399,085.12	-	399,085.12	395,514.22	(3,570.90)	395,514.22	229,197.03
45254NPU5	265,550.75	-	265,550.75	265,577.55	26.80	265,577.55	151,941.17
46412AAD4	265,639.55	-	265,639.55	264,000.00	(1,639.55)	264,000.00	237,721.00
576433GW0	97,465.21	-	97,465.21	71,696.93	(25,768.28)	71,696.93	24,617.15
61750FAE0	119,291.72	-	119,291.72	109,625.00	(9,666.72)	109,625.00	87,403.93
61755FAE5	2,627.68	-	2,627.68	1,280.00	(1,347.68)	1,280.00	7,905.52
65106FAG7	35,638.67	-	35,638.67	18,500.00	(17,138.67)	18,500.00	62,740.60
669884AF5	2,314.30	-	2,314.30	1,350.00	(964.30)	1,350.00	2,439.66
75971EAK2	20,285.88	-	20,285.88	17,850.00	(2,435.88)	17,850.00	49,505.75
76110GJ85	546,347.58	-	546,347.58	518,318.57	(28,029.01)	518,318.57	432,917.67
79549ASM2	99,953.43	-	99,953.43	101,743.92	1,790.49	101,743.92	67,961.60
79549AYA1	191,927.41	-	191,927.41	188,981.58	(2,945.83)	188,981.58	86,302.26
86358RUR6	32,286.17	-	32,286.17	1,923.59	(30,362.58)	1,923.59	5,767.57
86359A6A6	268,863.48	-	268,863.48	119,256.44	(149,607.04)	119,256.44	188,774.34
86359AEH2	155,346.65	-	155,346.65	99,724.75	(55,621.90)	99,724.75	20,856.18
Totals	$4,888,306.08	$-	$4,888,306.08	$4,101,772.99	$(786,533.09)	$4,101,772.99	$2,994,613.30

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
06050HKY3	$50,529.68	$28,694.35	$79,224.03	$81,395.32	$2,171.29	$81,395.32	$25,750.87
07384MS60	106,631.74	(13,457.03)	93,174.71	92,853.58	(321.13)	92,853.58	78,118.69
1248RHAD9	592,114.02	67,182.93	659,296.95	575,228.02	(84,068.93)	575,228.02	321,725.40
12667GR62	247,827.70	(15,340.04)	232,487.66	231,226.34	(1,261.32)	231,226.34	132,307.76
12667GS20	336,947.49	(16,080.96)	320,866.53	319,449.67	(1,416.86)	319,449.67	182,305.34
12667GWF6	505,139.36	(36,629.93)	468,509.43	447,001.98	(21,507.45)	447,001.98	272,934.88
126684AC3	481,031.83	7,432.40	488,464.23	330,113.04	(158,351.19)	330,113.04	356,009.66
12669FP23	71,393.13	(8,232.96)	63,160.17	42,897.29	(20,262.88)	42,897.29	59,791.95
12669FVD2	142,902.26	(8,411.86)	134,490.40	131,679.43	(2,810.97)	131,679.43	118,028.85
12669FW82	109,143.94	(1,351.64)	107,792.30	107,040.61	(751.69)	107,040.61	73,052.87
22541NBT5	247,340.52	101,410.48	348,751.00	327,047.76	(21,703.24)	327,047.76	197,830.23
22541NFL8	425,287.22	(10,464.13)	414,823.09	414,823.09	-	414,823.09	190,708.33
22541QJR4	208,460.53	150,860.19	359,320.72	361,940.30	2,619.58	361,940.30	165,984.17
23332UAC8	86,710.28	(982.25)	85,728.03	85,597.96	(130.07)	85,597.96	49,090.56
251510FB4	165,030.97	(6,323.00)	158,707.97	145,281.00	(13,426.97)	145,281.00	103,830.06
40431KAE0	165,141.89	(5,756.85)	159,385.04	133,310.75	(26,074.29)	133,310.75	101,841.98
41161PFR9	83,786.38	(2,134.53)	81,651.85	81,636.57	(15.28)	81,636.57	52,964.87
41161PQU0	421,088.07	(14,282.88)	406,805.19	403,491.54	(3,313.65)	403,491.54	225,388.82
45254NKD8	103,032.36	-	103,032.36	102,629.64	(402.72)	102,629.64	66,210.43
45254NPU5	279,260.29	(2,589.02)	276,671.27	276,442.46	(228.81)	276,442.46	157,083.91
45660LCN7	176,865.67	(10,755.81)	166,109.86	164,853.35	(1,256.51)	164,853.35	79,182.85
45660NQ24	52,303.61	(3,113.71)	49,189.90	49,200.36	10.46	49,200.36	33,674.55
45660NT96	12,994.94	-	12,994.94	12,846.96	(147.98)	12,846.96	8,178.77
46412AAD4	288,126.40	(22,486.85)	265,639.55	265,639.55	-	265,639.55	210,149.50
61750FAE0	141,946.29	1,012.36	142,958.65	119,291.72	(23,666.93)	119,291.72	81,362.80
61755FAE5	7,149.11	(5,160.76)	1,988.35	2,627.68	639.33	2,627.68	2,051.12
65106FAG7	107,752.94	(7,443.63)	100,309.31	35,638.67	(64,670.64)	35,638.67	58,612.70
669884AF5	45,262.13	(38,415.47)	6,846.66	2,314.30	(4,532.36)	2,314.30	7,803.18
68383NCA9	435,252.51	(7,492.00)	427,760.51	417,589.96	(10,170.55)	417,589.96	278,269.12
75406AAB5	444,770.19	(5,601.97)	439,168.22	426,737.28	(12,430.94)	426,737.28	320,459.90
75971EAK2	51,519.14	(11,349.12)	40,170.02	20,285.88	(19,884.14)	20,285.88	53,107.25
76110GG62	640,399.34	(7,589.41)	632,809.93	632,809.93	-	632,809.93	498,118.34
76110GG70	425,247.01	(40,501.92)	384,745.09	384,859.50	114.41	384,859.50	335,315.43
76110GJ85	565,248.31	(10,829.57)	554,418.74	554,418.74	-	554,418.74	483,783.78
76110GZQ7	388,898.46	(4,213.90)	384,684.56	384,684.57	0.01	384,684.57	338,916.79
76110GZR5	300,982.74	(2,790.90)	298,191.84	298,240.98	49.14	298,240.98	270,914.17
79549AYA1	91,487.65	112,841.72	204,329.37	206,044.42	1,715.05	206,044.42	87,854.83
80557BAC8	816,524.56	(12,517.60)	804,006.96	541,373.82	(262,633.14)	541,373.82	282,700.00
86358RL88	54,881.83	(7,238.94)	47,642.89	47,642.89	-	47,642.89	31,104.91
86358RLG0	39,783.15	19,941.93	59,725.08	61,269.75	1,544.67	61,269.75	28,035.38
86358RUR6	11,592.70	23,285.16	34,877.86	35,229.81	351.95	35,229.81	6,523.75
86359AEH2	110,752.81	45,507.22	156,260.03	165,272.27	9,012.24	165,272.27	21,406.75
86359ANH2	68,740.97	-	68,740.97	67,687.53	(1,053.44)	67,687.53	50,611.35
984582AA4	219,810.32	(4,681.88)	215,128.44	178,649.96	(36,478.48)	178,649.96	152,084.14
984582AB2	11,006.35	(5,987.92)	5,018.43	1,991.06	(3,027.37)	1,991.06	10,802.50
Totals	$10,338,098.79	$207,960.30	$10,546,059.09	$9,768,287.29	$(777,771.80)	$9,768,287.29	$6,661,983.49

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	i.	Resolution of the Board of Directors of MML Bay State Life Insurance Company, establishing the Separate Account — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-19605, as filed with the Commission as an exhibit on April 24, 1998

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Form of Underwriting and Servicing Agreement dated as of May 1, 1996 between MML Distributors, LLC and MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6, File No. 033-82060, as filed with the Commission as an exhibit on April 29, 1996

ii.

Template for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2009

		a.	Template Amendment for Insurance Product Distribution Agreement (Version 4/08) — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 27, 2009

Exhibit (d)	i.	Form of Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6, File No. 033-82060, as filed with the Commission as an exhibit on April 28, 1998

	ii.	Form of Accelerated Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on February 4, 2005

	iii.	Form of Accidental Death Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on February 4, 2005

	iv.	Form of Death Benefit Guarantee Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on February 4, 2005

	v.	Form of Disability Benefit Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on February 4, 2005

	vi.	Form of Insurability Protection Rider — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on February 4, 2005

	vii.	Form of Right to Exchange Insured Endorsement — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on February 4, 2005

Exhibit (e)	Form of application for Flexible Premium, Variable, Whole Life Insurance Policy — Incorporated by reference to Initial Registration Statement on Form S-6, File No. 333-49457, as filed with the Commission as an exhibit on April 6, 1998

Exhibit (f)	i.	Amended and Restated Certificate of Incorporation of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-19605, as filed with the Commission as an exhibit on April 24, 1998

	ii.	By-Laws of MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form S-6, File No. 033-19605, as filed with the Commission as an exhibit on April 24, 1998

Exhibit (g)	Form of Reinsurance Contracts — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on July 8, 2002

	i.	Schedule of Reinsurers — Incorporated by reference to Post Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (h)	i.	Participation Agreements, Selling, Servicing Agreements:

		a.	American Century Variable Portfolios, Inc. — Form of Shareholder Services Agreement dated as of May 14, 1998 among American Century Investment Management, Inc., Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement on Form S-6, File No. 333-41657, as filed with the Commission as an exhibit on May 26, 1998

			a1.	American Century Variable Portfolios, Inc. — Amendment No. 1 dated as of May 1, 1999 — Incorporated by reference to Post Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	a2.	American Century Variable Portfolios, Inc. — Amendment No. 2 effective as of September 1, 1999 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	a3.	American Century Variable Portfolios, Inc. — Amendment No. 3 effective as of January 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	a4.	American Century Variable Portfolios, Inc. — Amendment No. 4 effective as of August 1, 2003 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	a5.	American Century Variable Portfolios, Inc. — Amendment No. 5 effective as of November 1, 2008 — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 28, 2009

b.	Fidelity® Variable Insurance Products Fund II — Participation Agreement dated June 1, 1999 among Variable Insurance Products Fund II, Fidelity Distributors Corporation and MML Bay State Life Insurance Company —Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on April 28, 2008

	b1.	Fidelity® Variable Insurance Fund II — Letter of Consent and Amendment dated May 16, 2007 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on April 29, 2009

c.	MML Series Investment Fund — Participation Agreement dated November 17, 2005, between MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-1A, File No. 2-39334, as filed with the Commission as an exhibit on August 22, 2007

	c1.	MML Series Investment Fund — First Amendment — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	c2.	MML Series Investment Fund — Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

	c3.	MML Series Investment Fund — Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A, File No. 2-39334, as filed with the Commission as an exhibit on March 2, 2011

	c4.	MML Series Investment Fund — Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement on Form N-1A, File No. 2-39334, as filed with the Commission as an exhibit on March 2, 2011

d.	MML Series Investment Fund II — Participation Agreement dated November 17, 2005, between MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 333-122804, as filed with the Commission as an exhibit on April 30, 2008

	d1.	MML Series Investment Fund II — First Amendment — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	d2.	MML Series Investment Fund II — Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on September 12, 2008

	d3.	MML Series Investment Fund II — Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A, File No. 333-122804, as filed with the Commission as an exhibit on March 2, 2011

	d4.	MML Series Investment Fund II — Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A, File No. 333-122804, as filed with the Commission as an exhibit on March 2, 2011

e.	Oppenheimer Variable Account Funds — Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2008

	e1.	Oppenheimer Variable Account Funds — Amendment No. 1 effective April 3, 2008 — Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on April 28, 2009

	e2.	Oppenheimer Variable Account Funds — Amendment No. 2 effective June 8, 2009 — Incorporated by reference to Post Effective Amendment No. 2 to Registration Statement on Form N-6, File No. 333-150916 as filed with the Commission as an exhibit on April 27, 2010

f.	T. Rowe Price Equity Series, Inc. — Participation Agreement dated as of April 28, 1999 by and among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and MML Bay State Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on April 28, 2008

	f1.	T. Rowe Price Equity Series, Inc. — Amendment effective as of August 1, 2000 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on April 28, 2008

ii.	Shareholder Information Agreements

	a.	American Century Investment Services, Inc. — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	b.	Fidelity Distributors Corporation — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	c.	MML Series Investment Fund — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

	d.	MML Series Investment Fund II — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		e.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

		f.	T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-6, File No. 333-50410, as filed with the Commission as an exhibit on April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-6, File No. 033-82060, as filed with the Commission as an exhibit on April 28, 2010

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP *

	ii.	Powers of Attorney — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-6, File No. 333-49457, as filed with the Commission as an exhibit on April 28, 2010

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 25, 2011, describing MML Bay State issuance, transfer, and redemption procedures for the Policy — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6, File No. 333-150916, as filed with the Commission as an exhibit on or about April 26, 2011

*	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Directors of MML Bay State Life Insurance Company
Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	Michael R. Fanning, Director 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors, as referenced above):
Norman A. Smith, Vice President and Controller (principal accounting officer) 1295 State Street Springfield, MA 01111

Todd G. Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Christine C. Peaslee, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 3 to Registration Statement on Form N-6 for Massachusetts Mutual Variable Life Separate Account I (File No. 333-150916), as filed with the Securities and Exchange Commission on or about April 26, 2011.

Item 29.	Indemnification

MML Bay State directors and officers are indemnified under Article V of the by-laws of MML Bay State, as set forth below.

Article V of the Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

“Article V: Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (c) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (d) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 30.	Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, MassMutual Variable Life Separate Account II, MML Series Investment Fund, and MML Series Investment Fund II.

(b) MML Distributors, LLC and MML Investors Services, LLC are the principal underwriters for the policies. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, LLC:

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President

Michael Fanning	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding LLC USIG Operations Supervisor	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	100 Bright Meadow Blvd. Enfield, CT 06082

Sam Jaberi	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Byrne	Variable Annuity Supervisor and Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Amy Ferrero	Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michele White	Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Zayicek	National Sales Supervisor	200 Cape Cod Way Moorseville, NC 28117

Mark Larose	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Registered Options Principal, Chief Technology Officer	*

Michael L. Kerley	Chief Compliance Officer	*

Diana Perlman	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer, Assistant Vice President, and CRIA Operations Supervisor	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager, Call Center Supervisor	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Assistant Vice President, Chief Privacy Officer, Business Strategy Officer	*

Matthew Verdi	Assistant Vice President and Due Diligence Supervisor	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Henry McCray	Agency Vice President	1113 Sithean Way Richmond, VA 23233

Richard Zayicek	National Sales Supervisor	*

Maritza Flores	Executive Benefits Supervisor	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Variable Life Supervisor, Director	**

Amy Ferrero	Variable Life Product Distribution Officer, Executive Benefits Product Distribution Officer	**

Richard Byrne	Variable Annuity Product Distribution Officer Variable Annuity Supervisor	**

Michele White	Insurance Operations Supervisor	**

Douglas Endorf	Executive Benefits Supervisor	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	Compensation From the Registrant

Name	Commissions	Other Compensation
MML Distributors, LLC	$173,286	$13,969
MML Investors Services, LLC	$3,598,179	$689,616

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)2(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium, variable universal life insurance policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 19 to Registration Statement No. 033-82060 under Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2011.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer
(principal executive officer)
MML Bay State Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 19 to Registration Statement No. 033-82060 has been signed by the following persons, as officers and directors of the Depositor, in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL*	Director, President and Chief Executive Officer (principal executive officer)	April 25, 2011
Roger W. Crandall

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 25, 2011
Michael T. Rollings

NORMAN A. SMITH*	Controller (principal accounting officer)	April 25, 2011
Norman A. Smith

MARK ROELLIG*	Director	April 25, 2011
Mark Roellig

MICHAEL R. FANNING*	Director	April 25, 2011
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 25, 2011
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit (n) i.	Consent of Independent Registered Public Accounting Firm — KPMG LLP